AFSALA BANCORP, INC.
                               161 CHURCH STREET
                           AMSTERDAM, NEW YORK 12010










April 22, 1997

Dear Fellow Stockholder:

      On behalf of the Board of Directors and management of AFSALA Bancorp, Inc. (the "Company"), I cordially invite you to attend the first Annual Meeting of Stockholders ("Meeting") to be held at the Amsterdam Hotel (formerly the Holiday
Inn), located at 10 Market Street, Amsterdam, New York on Friday, May 30, 1997 at 2:00 p.m. local time. The attached Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted at the Annual Meeting.

      The matters to be considered by stockholders at the Meeting are described in the accompanying Notice of Annual Meeting and Proxy Statement. The Board of Directors of the Company has determined that the matters to be considered at the Meeting are in the best interest of the Company and its stockholders. For the reasons set forth in the Proxy Statement, the Board of Directors unanimously recommends a vote "FOR" each matter to be considered.

     WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT IN THE ACCOMPANYING POSTAGE-PAID RETURN ENVELOPE AS PROMPTLY AS POSSIBLE. This will not prevent you from voting in person at the Meeting, but will assure that your vote is counted if you are unable to attend the Meeting. YOUR VOTE IS VERY IMPORTANT.

                                          Sincerely,


                                          /s/ John M. Lisicki
                                          John M. Lisicki
                                          President and Chief Executive Officer

-------------------------------------------------------------------------------
                              AFSALA BANCORP, INC.
                                161 CHURCH STREET
                            AMSTERDAM, NEW YORK 12010

-------------------------------------------------------------------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           To be Held on May 30, 1997
-------------------------------------------------------------------------------

NOTICE IS HEREBY GIVEN that an Annual Meeting of Stockholders (the "Meeting") of AFSALA Bancorp, Inc. (the "Company") will be held at the Amsterdam Hotel (formerly the Holiday Inn), located at 10 Market Street, Amsterdam, New York on May 30, 1997 at 2:00 p.m. local time.

The Meeting is for the purpose of considering and acting upon the following proposals:

      1.    The election of two directors of the Company;

      2. The approval of the AFSALA Bancorp, Inc. 1997 Stock Option Plan (the "1997 Stock Option Plan" or "Option Plan"); and

      3. The approval of the Amsterdam Federal Bank Restricted Stock Plan (the "Restricted Stock Plan" or RSP").

      The transaction of such other business as may properly come before the Meeting or any adjournments thereof may also be acted upon. If necessary, the Meeting will be adjourned to solicit additional proxies with respect to approval of the 1997 Stock Option Plan and the Restricted Stock Plan. The Board of Directors is not aware of any other business to come before the Meeting.

      Action may be taken on any one of the foregoing proposals at the Meeting on the date specified above, or on any date or dates to which, by original or later adjournment, the Meeting may be adjourned. Pursuant to the Company's Bylaws, the Board of Directors has fixed the close of business on April 15, 1997, as the record date for determination of the stockholders entitled to vote at the Meeting and any adjournments thereof.

      EACH STOCKHOLDER, WHETHER OR NOT HE OR SHE PLANS TO ATTEND THE MEETING, IS REQUESTED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD WITHOUT DELAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. ANY PROXY GIVEN BY A STOCKHOLDER MAY BE REVOKED BY FILING WITH THE SECRETARY OF THE COMPANY A WRITTEN REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE. ANY STOCKHOLDER PRESENT AT THE MEETING MAY REVOKE HIS OR HER PROXY AND VOTE IN PERSON ON EACH MATTER BROUGHT BEFORE THE MEETING. HOWEVER, IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER TO VOTE IN PERSON AT THE MEETING.

                                    BY ORDER OF THE BOARD OF DIRECTORS

                                    /s/ Sandra M. Hammond
                                    Sandra M. Hammond
                                    Corporate Secretary
Amsterdam, New York
April 22, 1997

-------------------------------------------------------------------------------
IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO INSURE A QUORUM AT THE MEETING. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 PROXY STATEMENT
                                       OF
                              AFSALA BANCORP, INC.
                                161 CHURCH STREET
                            AMSTERDAM, NEW YORK 12010

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                         ANNUAL MEETING OF STOCKHOLDERS
                                  May 30, 1997
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     GENERAL
--------------------------------------------------------------------------------

      This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of AFSALA Bancorp, Inc. (the "Company") to be used at an Annual Meeting of Stockholders of the Company to be held at the Amsterdam Hotel (formerly the Holiday Inn), located at 10 Market Street, Amsterdam New York on May 30, 1997, at 2:00 p.m. local time (the "Meeting"). The accompanying Notice of Annual Meeting of Stockholders and this Proxy Statement are being first mailed to stockholders on or about April 22, 1997. The Company is the parent company of Amsterdam Federal Bank (the "Bank"). The Company was formed as a Delaware corporation in June 1996 at the direction of the Bank to acquire all of the outstanding stock of the Bank issued in connection with the Bank's mutual-to-stock conversion completed on September 30, 1996 (the "Conversion").

      At the Meeting, stockholders will consider and vote upon (1) the election of two directors of the Company, (2) the approval of the AFSALA Bancorp, Inc. 1997 Stock Option Plan (the "1997 Stock Option Plan" or "Option Plan"), and (3) the approval of the Bank's Restricted Stock Plan (the "Restricted Stock Plan" or "RSP"). The Board of Directors knows of no additional matters that will be presented for consideration at the Meeting. Execution of a proxy, however, confers on the designated proxyholder the discretionary authority to vote the shares represented by such proxy in accordance with their best judgment on such other business, if any, that may properly come before the Meeting or any adjournment thereof.

      The approval of the 1997 Stock Option Plan provides for authorizing the issuance of an additional 145,475 shares of common stock of the Company ("Common Stock") upon the exercise of stock options to be awarded to officers, directors, key employees and other persons providing services to the Company or any present or future parent or subsidiary of the Company from time to time. The approval of the Restricted Stock Plan provides for authorization to issue up to an additional 58,190 shares of Common Stock upon awards to personnel of experience and ability in key positions of responsibility with the Bank and its subsidiaries from time to time. At the present time, the Bank intends to acquire such Common Stock for RSP purposes through open-market purchases. The RSP has the authority, however, to buy such Common Stock directly from the Company. Approval of the Option Plan and the RSP may be deemed to have certain anti-takeover effects with regard to the Company. See "Approval of the 1997 Stock Option Plan - Effect of Mergers, Change of Control and Other Adjustments, and -Possible Dilutive Effects of the Option Plan" and "Approval of the Restricted Stock Plan - Possible Dilutive Effects of RSP."

--------------------------------------------------------------------------------
                      VOTING AND REVOCABILITY OF PROXIES
--------------------------------------------------------------------------------

      Stockholders who execute proxies retain the right to revoke them at any time. Unless so revoked, the shares represented by such proxies will be voted at the Meeting and all adjournments thereof. Proxies may be revoked by written notice to the Secretary of the Company at the address above or by the filing of a later dated proxy prior to a vote being taken on a particular proposal at the Meeting. A proxy will not be voted if a stockholder attends the Meeting and votes in person. Proxies solicited by the Board of Directors will be voted in accordance with the directions given therein. Where no instructions are indicated, signed proxies will be voted "FOR" proposals 1, 2 and 3 at the Meeting or any adjournment thereof. The proxy confers discretionary authority on the persons named therein to vote with respect to the election of any person as a director where the nominee is unable to serve, or for good cause will not serve, and matters incident to the conduct of the meeting.


--------------------------------------------------------------------------------
            INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON
--------------------------------------------------------------------------------

      Employees, officers, and directors of the Company have an interest in certain matters being presented for stockholder approval. Upon stockholder approval, employees, officers, and directors of the Company would be granted stock options and restricted stock awards pursuant to the 1997 Stock Option Plan and the Restricted Stock Plan. The approval of the 1997 Stock Option Plan and the RSP are being presented as proposal 2 and proposal 3, respectively. See "Voting Securities and Principal Holders Thereof" for information regarding the number of shares of Common Stock beneficially owned by executive officers and directors.


--------------------------------------------------------------------------------
                VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF
--------------------------------------------------------------------------------

      Stockholders of record as of the close of business on April 15, 1997 (the "Voting Record Date"), are entitled to one vote for each share of Common Stock then held. As of the Voting Record Date, the Company had 1,454,750 shares of Common Stock issued and outstanding.

      The certificate of incorporation of the Company ("Certificate of Incorporation") provides that in no event shall any record owner of any outstanding Common Stock which is beneficially owned, directly or indirectly, by a person who beneficially owns in excess of 10% of the then outstanding shares of Common Stock (the "Limit") be entitled or permitted to any vote with respect to the shares held in excess of the Limit. Beneficial ownership is determined pursuant to the definition in the Certificate of Incorporation and includes shares beneficially owned by such person or any of his or her affiliates or associates (as such terms are defined in the Certificate of Incorporation), shares which such person or his or her affiliates or associates have the right to acquire upon the exercise of conversion rights or options, and shares as to which such person and his or her affiliates or associates have or share investment or voting power, but shall not include shares beneficially owned by any employee stock ownership plan or similar plan of the issuer or any subsidiary.

      The presence in person or by proxy of at least a majority of the outstanding shares of Common Stock entitled to vote (after subtracting any shares held in excess of the Limit, if any) is necessary to constitute a quorum at the Meeting. With respect to any matter, any shares for which a broker indicates on the proxy that it does not have discretionary authority as to such shares to vote on such matter (the

"Broker Non-Votes") will be considered present for purposes of determining whether a quorum is present. In the event there are not sufficient votes for a quorum or to ratify any proposals at the time of the Meeting, the Meeting may be adjourned in order to permit the further solicitation of proxies.

      As to the election of directors in proposal 1, the proxy being provided by the Board enables a stockholder to vote for the election of nominees proposed by the Board, or to withhold authority to vote for the nominees being proposed. Directors are elected by a plurality of votes of the shares present in person or represented by proxy at a meeting and entitled to vote in the election of directors.

      As to matters being proposed for stockholder action as set forth in proposals 2 and 3, the proxy provided by the Board of Directors enables a stockholder to (i) vote "FOR" the item, (ii) vote "AGAINST" the item, or (iii) vote to "ABSTAIN" on such item. An affirmative vote of the holders of a majority of the total votes eligible to be cast at the Meeting, in person or by proxy, is required to constitute stockholder approval for each of proposals 2 and 3. Broker Non-Votes and shares as to which the "ABSTAIN" box is selected on the proxy will have the effect of a vote against the matter.

      Persons and groups owning in excess of 5% of the Common Stock are required to file certain reports regarding such ownership pursuant to the Securities Exchange Act of 1934, as amended (the "1934 Act"). The following table sets forth, as of the Voting Record Date, persons or groups who own more than 5% of the Common Stock. Other than as noted below, management knows of no person or group that owns more than 5% of the outstanding shares of Common Stock at the Voting Record Date.


                                          Amount and Nature   Percent of Shares of
                                            of Beneficial         Common Stock
Name and Address of Beneficial Owner          Ownership           Outstanding
------------------------------------      -----------------   --------------------

Wellington Management Company, LLP           144,000(1)               9.9%
75 State Street
Boston, Massachusetts

Amsterdam Federal Bank                       110,780(2)               7.6%
Employee Stock Ownership Plan ("ESOP")
161 Church Street
Amsterdam, New York

All directors and executive officers          74,155(3)               5.1%
as a group (9 persons)


---------------------------------
(1) Based on a Schedule 13G, dated January 24, 1997, filed with the Securities and Exchange Commission.
(2) The ESOP purchased such shares for the exclusive benefit of plan participants with funds borrowed from the Company. These shares are held in a suspense account and will be allocated among ESOP participants annually on the basis of compensation as the ESOP debt is repaid. The Board of Directors has appointed a committee consisting of the
      Compensation and Benefits Committee of the Savings Bank comprised of non-employee directors Greco, Tecler and Opalka to serve as the ESOP administrative committee ("ESOP Committee") and to serve as the ESOP trustees ("ESOP Trustee"). The ESOP Committee or the Board instructs the ESOP Trustee regarding investment of ESOP plan assets. The ESOP Trustee must vote all shares allocated to participant accounts under the ESOP as directed by participants. Unallocated shares and shares for which no timely voting direction is received, will be voted by the ESOP Trustee as directed by the ESOP Committee. As of the Voting Record Date, 2,769.5 shares have been allocated under the ESOP to participant accounts.
(3) Excludes 110,780 shares of Common Stock held under the ESOP for which individuals serve as members of the ESOP Committee or Trustee Committee. Such individuals disclaim beneficial ownership with respect to such shares held in a fiduciary capacity.

Section 16(a) Beneficial Ownership Reporting Compliance

      Section 16(a) of the 1934 Act requires certain officers and directors of the Company, and persons who own more than ten percent of the Common Stock, to file reports of ownership and changes in ownership of the Common Stock, on Forms 3, 4, and 5, with the Securities and Exchange Commission ("SEC") and to provide copies of those Forms 3, 4, and 5 to the Company. The Company is not aware of any beneficial owner, as defined under Section 16(a), of more than ten percent of the Common Stock.

      Based upon a review of the copies of the forms furnished to the Company, or written representations from certain reporting persons that no Forms 5 were required, the Company believes that all Section 16(a) filing requirements applicable to its executive officers and directors were complied with during the fiscal year ended September 30, 1996.

--------------------------------------------------------------------------------
          INFORMATION WITH RESPECT TO NOMINEES FOR DIRECTOR, DIRECTORS
                  CONTINUING IN OFFICE, AND EXECUTIVE OFFICERS
--------------------------------------------------------------------------------

Election of Directors

      The Certificate of Incorporation require that the Board of Directors be divided into three classes, each of which contains approximately one-third of the members of the Board. The directors are elected by the stockholders of the Company for staggered three-year terms, or until their successors are elected and qualified. Pursuant to the Certificate of Incorporation, two individuals have been nominated for a three year term. Both individuals currently serve on the Board of Directors. The Board of Directors currently consists of seven members.

      It is intended that the persons named in the proxies solicited by the Board will vote for the election of the named nominees. If any of the nominees are unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute as the Board of Directors may recommend or the size of the Board may be reduced to eliminate the vacancy. At this time, the Board knows of no reason why the nominees might be unavailable to serve.

      The following table sets forth information with respect to the nominees and other directors, their name, age, the year they first became a director of the Company or the Bank, the expiration date of their current term as a director, and the number and percentage of shares of the Common Stock beneficially owned. Each director of the Company is also a member of the Board of Directors of the Bank. Beneficial ownership of executive officers and directors of the Company, as a group, is shown under "Voting Securities and Principal Holders Thereof."


                                                                             Shares of
                                                                  Current  Common Stock
                                                     Director      Term    Beneficially   Percent of
Name                  Age(1)         Position        Since(2)     Expires   owned(1)(3)      Class
-------------------  ---------  ------------------  -----------  --------  -------------  -----------

                      NOMINEES FOR TERMS TO EXPIRE IN 2000
John M. Lisicki         50      President, Chief       1984        1997     10,499           --(5)
                                Executive Officer,
                                and Director
Dr. Daniel J. Greco     68      Director               1980        1997      6,500(4)        --(5)

                         DIRECTORS CONTINUING IN OFFICE
Dr. Ronald S. Tecler    57      Director               1994        1998     15,000(4)       1.0%
John A. Tesiero, Jr.    69      Director               1994        1998     15,000          1.0%
John A. Kosinski, Jr.   69      Director               1959        1999     10,090           --(5)
Joseph G. Opalka        56      Director               1975        1999      7,500(4)        --(5)
Florence B. Opiela      81      Director               1984        1999      2,500           --(5)


---------------------
(1)   At September 30, 1996.
(2) Refers to the year the individual first became a director of the Company or the Bank. All directors of the Bank became directors of the Company upon its formation.
(3) Includes shares of Common Stock held directly as well as by spouses or minor children, in trust, and other indirect ownership, over which shares the individuals effectively exercise sole or shared voting and investment power, unless otherwise indicated. Includes shares allocated under the ESOP as of December 31, 1996.
(4) Excludes 110,780 shares of Common Stock held under the ESOP for which individuals serve as members of the ESOP Committee or Trustee Committee. Such individuals disclaim beneficial ownership with respect to such shares held in a fiduciary capacity.
(5)   Less than 1.0%.

      The following individuals are non-director executive officers of the Company and hold the offices in the Company set forth below opposite their names.


Name                      Age (1)     Positions Held With the Company
----                      -------     -------------------------------

James J. Alescio             35       Treasurer and Chief Financial Officer

Benjamin W. Ziskin           38       Vice President


------------------
(1)   At September 30, 1996.


Biographical Information

      The business experience of each director and executive officer of the Bank is set forth below. All directors and executive officers have held their present positions for a minimum of five years unless otherwise stated.

      John M. Lisicki has been the President and Chief Executive Officer of the Bank since 1978 and of the Company since its formation. Mr. Lisicki is the Chairman of the Board of Amsterdam Memorial Hospital, a former President and a board member of Industries for Amsterdam, Inc., the president and a board member of Foundation Liberty Enterprises, a board member and former Vice President of the Amsterdam Free Library, a board member of the Sarah J. Sanford Home for Elderly Women, and a former board member of the Hospice Foundation.

      Dr. Daniel J. Greco has been a director of the Bank since 1980 and a director of the Company since its formation. Dr. Greco is a former school teacher and the retired superintendent of the Greater Amsterdam School District. Dr. Greco serves on the Board of Directors of the Amsterdam Memorial Hospital and Industries for Amsterdam, Inc. and is active in the Rotary Club, the Elks Club, and the Boy Scouts of America.

      Dr. Ronald S. Tecler has been a director of the Bank since 1994 and of the Company since its formation. Dr. Tecler is the majority stockholder of a professional corporation engaged in the practice of dentistry in Amsterdam, New York and has practiced dentistry since 1971. Dr. Tecler is the Chairman of the Board of the Amsterdam Urban Renewal Agency, a board member of Industries for Amsterdam, Inc., the Vice President of the Twin Rivers Boy Scout Council, and is active in the Amsterdam Rotary Club and the St. Mary's Hospital at Amsterdam Foundation.

      John A. Tesiero, Jr. has been a director of the Bank since 1994 and of the Company since its formation. Mr. Tesiero is the sole owner of Cranesville Block Co., Inc., a construction supply business supplying ready mix concrete, concrete block, sand, gravel, and stone, located in Amsterdam, New York.

      John A. Kosinski, Jr., has been a director of the Bank since 1959 and of the Company since its formation. Mr. Kosinski is an attorney in Amsterdam, New York and has practiced law since 1953. Mr. Kosinski serves as counsel for the Bank. Mr. Kosinski is a Director Emeritus of the St. Mary's Hospital at Amsterdam Foundation and is active in the Liberty House, the Elks Club, the Montgomery County Chamber of Commerce, the Montgomery County Economic Development Corp., the American and Montgomery County Bar Associations, and the New York Trial Association.

      Joseph G. Opalka has been a director of the Bank since 1975 and of the Company since its formation. Mr. Opalka is a certified public accountant and the sole owner of Joseph G. Opalka C.P.A., a public accounting firm. Mr. Opalka also serves as an adjunct faculty member of the Schenectady County Community College and from 1969 to 1993 was the Vice President of Finance for Amsterdam Printing & Litho Corp., a mail order company. Mr. Opalka serves as a director of Rehabilitation Support Services, Inc. and is active in the American Institute of Certified Public Accountants and the New York State Society of Certified Public Accountants.

      Florence B. Opiela has been a director of the Bank since 1984 and of the Company since its formation. Ms. Opiela is a retired Executive Vice President of the Bank. Ms. Opiela is a member of the St. Mary's Hospital volunteers, St. Mary's Hospital Auxiliary, Inc., and St. Stanislaus Rosary Auxiliary. Ms. Opiela is also active in the Amsterdam Free Library and the Walter-Elwood Museum.

      James J. Alescio served as the Assistant Treasurer of the Bank from 1984 to 1987 and was appointed Treasurer and Chief Financial Officer of the Bank in 1993 and of the Company upon its formation. From 1987 to 1993, Mr. Alescio was a senior accountant with John G. Gilooly, C.P.A.'s, an independent public accounting firm. Mr. Alescio in a member of the American Institute of Certified Public Accountants and the New York Society of Certified Public Accountants.

      Benjamin W. Ziskin served as the Treasurer of the Bank from 1985 to 1993 and was appointed Vice President of the Bank in 1989 and of the Company upon its formation. Mr. Ziskin is a board member and past Treasurer of the Capital District League of Savings Institutions, a board member and President of the Montgomery Transitional Services, a board member and Secretary of the Amsterdam Housing Authority, a past President and Treasurer of the Montgomery County Big Brothers/Big Sisters, and a past board member of The Amsterdam City Center and the St. Mary's Hospital at Amsterdam Foundation.

Nominations for Director

      Pursuant to Article II, Section 15 of the Company's Bylaws, nominations, other than those made by or at the direction of the Board of Directors, shall be made pursuant to a notice in writing to the Secretary of the Company that is delivered to, or mailed and received at, the principal office of the Company, not less than 60 days prior to the anniversary date of the immediately preceding annual meeting of stockholders of the Company; provided, however, that with respect to the first scheduled annual meeting, notice by the stockholder must be so delivered or received no later than the close of business on the tenth day following the day on which notice of the date of the scheduled meeting must be delivered or received no later than the close of business on the fifth day preceding the date of the meeting.

      Such stockholder's notice shall set forth (a) as to each person whom the stockholder proposes to nominate for election or re-election as a director and as to the stockholder giving the notice (i) the name, age, business address, and residence address of such person, (ii) the principal occupation or employment of such person, (iii) the class and number of shares of Common Stock which are beneficially owned by such person on the date of such stockholder notice, and
(iv) any other information relating to such person that is required to be disclosed in solicitations of proxies with respect to nominees for election as directors; and (b) as to the stockholder giving the notice (i) the name and address, as they appear on the Company's books, of such stockholder and any other stockholders known by such stockholder to be supporting such nominees and
(ii) the class and number of shares of Common Stock which are beneficially owned by such stockholder on the date of such stockholder notice and, to the extent known, by any other stockholders known by such stockholder to be supporting such nominees on the date of such stockholder notice. At the request of the Board of Directors, any person nominated by, or at the direction of, the Board for election as a director at an annual meeting shall furnish to the Secretary of the Company that information required to be set forth in a stockholder's notice of nomination which pertains to the nominee.

      The Board of Directors may reject any nomination by a stockholder not made in accordance with the requirements of the Bylaws. If the presiding officer at the meeting determines that a nomination was not made in accordance with the terms of the Bylaws, he shall so declare at the annual meeting and the defective nomination shall be disregarded.

Meetings and Committees of the Board of Directors

      The Board of Directors of the Company conducts its business through meetings of the Board. The Board of Directors of the Company did not have committees during the fiscal year ended September 30, 1996, but the committees of the Bank's Board of Directors acted as committees for both the Company and the Bank. During the fiscal year ended September 30, 1996, the Board of Directors of the Company held three regular meetings and no special meetings. No director attended fewer than 75% of the total meetings of the Boards of Directors and committees during the time such director served during the fiscal year ended September 30, 1996.

      The Company's full Board of Directors acts as a nominating committee ("Nominating Committee") for selecting the management's nominees for election of directors in accordance with the Company's Bylaws. This non-standing committee met one time during the 1996 fiscal year.

      The Audit Committee of the Bank is comprised of John A. Kosinski, Jr., Florence B. Opiela and Joseph Opalka, and meets with the entire board of directors. The President also attends these meetings but is excused during certain portions. The Audit Committee is responsible for developing and maintaining the Bank's audit program. The committee also meets with the Bank's outside auditors to discuss the results of the annual audit and any related matters. This standing committee met three times, as part of regular board of director meetings, during the fiscal year ended September 30, 1996.

      The Compensation Committee consists of John A. Tesiero, Jr., John A. Kosinski, and Dr. Daniel J. Greco. The committee establishes the Bank's salary budget, director fees, and employee benefits provided by the Bank for approval by the Board of Directors. This standing committee met one time during the fiscal year ended September 30, 1996.


--------------------------------------------------------------------------------
                  DIRECTOR AND EXECUTIVE OFFICER COMPENSATION
--------------------------------------------------------------------------------

Directors Compensation

      Members of the Board of Directors of the Company are not compensated for service on the Board of Directors. Members of the Board of Directors of the Bank received fees of $1,000 per month during the fiscal year ended September 30, 1996 for attendance at meetings of the Board of Directors of the Bank. No additional fees are paid to board members for attendance at committee meetings. The Bank paid a total of $84,000 in director fees for the year ended September 30, 1996.

Executive Compensation

      Summary Compensation Table. The following table sets forth the cash and non-cash compensation awarded to or earned by the President and Chief Executive Officer of the Company. All compensation was paid by the Bank. No other executive officer of the Company had a salary and bonus during the year ended September 30, 1996 that exceeded $100,000 for services rendered in all capacities to the Company.


                                        Annual Compensation
                                 --------------------------------------
Name and Principal                                       Other Annual       All Other
Position               Year(1)   Salary(2)    Bonus     Compensation(3)  Compensation(4)
------------------     -------   ---------    -----     ---------------  ---------------
John M. Lisicki         1996     $ 127,000    $    --      $  19,105          $ 6,479
President and Chief
Executive Officer
                        1995       110,452      3,000         18,390            5,522

-------------
(1) The Company first issued Common Stock registered under ss. 12(g) of the 1934 Act effective September 30, 1996; therefore, less than 3 years of compensation data is presented.
(2)   Includes board of director's fees.
(3) Consists of the accrual of $17,355 and $16,640 of salary under the Supplemental Retirement Plan for the fiscal years ended September 30, 1996 and 1995, respectively. See "- Supplemental Retirement Plan." Also, includes the value of automobile use during the fiscal years ended September 30, 1996 and 1995.

(4) Includes Bank contribution of $1,188 and $1,008 to term life insurance and matching contribution of $5,291 and $4,514 to the 401(k) Plan for the fiscal years ended September 30, 1996 and 1995, respectively.

      Employment and Severance Agreements. In February 1997, the Bank entered into employment agreements with John M. Lisicki, President and Chief Executive Officer and certain other officers of the Bank. Mr. Lisicki's salary under the employment agreement was based on his then current salary, $130,000. Mr. Lisicki's employment agreement is for a term of three years. The agreements are terminable by the Bank for "just cause" as defined in the agreements. If the Bank terminates the employee without just cause, the employee will be entitled to a continuation of the employee's salary from the date of termination through the remaining term of the agreement. Mr. Lisicki's employment agreement contains a provision stating that in the event of the termination of employment in connection with any future change in control of the Bank, as defined in the agreement, Mr. Lisicki will be paid in a lump sum an amount equal to 2.99 times Mr. Lisicki's five year average annual taxable compensation. In addition, the Bank has entered into severance agreements with three key employees, which provide a severance payment upon termination without just cause in the event of a change in control, as defined in the agreements. If such payments were made to Mr. Lisicki and all other individuals with an agreement at September 30, 1996, such payments would have equalled approximately, $345,000 and $686,000, respectively, at that date. The aggregate payments that would be made to such individuals would be an expense to the Bank, thereby reducing net income and the Bank's capital by that amount, adjusted as appropriate for income tax effects. The agreements may be renewed annually by the Board of Directors upon a determination of satisfactory performance within the Board's sole discretion.

      Supplemental Retirement Plan. The Bank has adopted a supplemental retirement plan ("SERP") for the benefit of John M. Lisicki, President and one other officer of the Bank in connection with the termination of a defined benefit retirement plan in fiscal 1994. The purpose of the SERP is to furnish the participants with supplemental post-retirement benefits in addition to those which will be provided under the Bank's 401(k) Plan. After an analysis of the retirement benefits provided to all employees, the Bank determined that most employees would benefit more from a 401(k) savings plan than the defined benefit retirement plan. The SERP was adopted to compensate Mr. Lisicki and the other officer so that when the benefits under the SERP are added to the benefits under the 401(k) Plan, the retirement benefits are approximately equal to the retirement benefits these same officers would have received under the terminated defined benefit retirement plan. The targeted level of retirement benefits under the SERP are calculated as 60% of the Mr. Lisicki's final average compensation (as defined in the SERP), as adjusted to take into account certain other retirement benefits. Annually, a sum equal to 16.99% of Mr. Lisicki's annual salary is accrued as a financial expense by the Bank for the benefit of Mr. Lisicki. The SERP provides that the Bank can pay the benefits under the SERP either as a single lump sum payment, by purchasing a straight life or joint and survivor annuity, or in monthly installments over five, ten, or fifteen years. Payments under the SERP will be accrued for financial reporting purposes based upon the yearly credit by the Bank to the account of the officer. Upon receipt of payment of benefits, the participant will recognize taxable ordinary income in the amount of such payments received and the Bank will be entitled to recognize a tax-deductible compensation expense at that time for tax return purposes. Benefits under the SERP are immediately payable upon death or disability of the participant, or upon involuntary termination of the participant prior to the officer obtaining the age of 55 or obtaining 20 years of credited service under the SERP. For the fiscal year ended September 30, 1996, expenses associated with the SERP totaled approximately $21,000.

Benefits

      1997 Stock Option Plan. The Board of Directors of the Company has adopted the 1997 Stock Option Plan for the benefit of its directors, officers, and key employees. The 1997 Stock Option Plan is subject to stockholder approval. See "Approval of the 1997 Stock Option Plan" for a summary of the 1997 Stock Option Plan. The 1997 Stock Option Plan is included as Exhibit A.

      Restricted Stock Plan. The Board of Directors of the Company has adopted a restricted stock program for the benefit of personnel of experience and ability in key positions of responsibility with the Bank. The RSP is subject to stockholder approval. See "Approval of the Restricted Stock Plan" for a summary of the RSP. The Restricted Stock Plan is included as Exhibit B.

Certain Relationships and Related Transactions

      Director John A. Kosinski, Jr., is an attorney in Amsterdam, New York, and performs legal work for the Bank, consisting of mortgage title reviews and closings on loans. During the fiscal year ended September 30, 1996, Mr. Kosinski collected fees of $62,000 from the Bank, in connection with this legal work, which fees were in excess of 5% of the total gross revenues of Mr. Kosinski's firm.

      Director Tesiero is a principal and substantial owner of the Amsterdam Riverfront Center (the "Center"). The Bank has recently entered into two leases with the Center to lease space to house portions of the Bank's operations and possibly a small branch office with an ATM. The leases are for a term of five years with an option to renew the leases for another five years. The leases with the Center are at a rent that was equivalent to the market rate at the time the leases were entered into and the Bank will pay approximately $125,000 in lease payments over five years for the use of approximately 7,000 square feet. The spaces leased by the Bank make up two of the 64 spaces available in the Center.

      The Bank had no "interlocking" relationships existing on or after September 30, 1996 in which (i) any executive officer is a member of the Board of Directors/Trustees of another entity, one of whose executive officers is a member of the Bank's Board of Directors, or where (ii) any executive officer is a member of the compensation committee of another entity, one of whose executive officers is a member of the Bank's Board of Directors.

      The Bank, like many financial institutions, has followed a policy of granting various types of loans to officers and directors. Such loans a) have been made in the ordinary course of business, b) were made on substantially the same terms and conditions, including interest rates and collateral, as those prevailing at the time for comparable transactions with the Bank's other customers, and c) do not involve more than the normal risk of collectibility or present other unfavorable features. All loans by the Bank to its directors and executive officers are subject to OTS regulations restricting loans and other transactions with affiliated persons of the Bank.


--------------------------------------------------------------------------------
                    APPROVAL OF THE 1997 STOCK OPTION PLAN
--------------------------------------------------------------------------------

General

      The Company's Board of Directors has adopted the 1997 Stock Option Plan. The Option Plan is subject to approval by the Company's stockholders and regulatory non-objection. Pursuant to the Option Plan, up to 145,475 shares of Common Stock equal to up to 10% of the total Common Stock issued in the Conversion are to be reserved under the Company's authorized but unissued shares for issuance by the Company upon exercise of stock options to be granted to officers, directors, key employees and other persons from time to time. The purpose of the Option Plan is to attract and retain qualified personnel for positions of substantial responsibility and to provide additional incentive to certain officers, directors, key employees and other persons to promote the success of the Company's and the Bank's business. The Option Plan, which shall become effective upon the date of stockholder approval ("Effective Date"), provides for a term of ten years, after which no awards may be made. The following summary of the material features of the Option Plan is qualified in its entirety by reference to the complete provisions of the Option Plan which is attached hereto as Exhibit A.

      The Option Plan will be administered by the Board of Directors or a committee of not less than two non-employee directors appointed by the Company's Board of Directors and serving at the pleasure of the Board (the "Option Committee"). Members of the Option Committee shall be deemed "Non- Employee Directors" within the meaning of Rule 16b-3 pursuant to the 1934 Act. Directors Tecler, Greco and Tesiero serve as members of the Option Committee. The Option Committee may select the officers and employees to whom options are to be granted and the number of options to be granted based upon several factors including prior and anticipated future job duties and responsibilities, job performance, the Bank's financial performance and a comparison of awards given by other institutions that have converted from mutual to stock form. A majority of the members of the Option Committee shall constitute a quorum and the action of a majority of the members present at any meeting at which a quorum is present shall be deemed the action of the Option Committee.

      Officers, directors, key employees and other persons who are designated by the Option Committee will be eligible to receive, at no cost to them, options under the Option Plan (the "Optionees"). Each option granted pursuant to the Option Plan shall be evidenced by an instrument in such form as the Option Committee shall from time to time approve. It is anticipated that options granted under the Option Plan will constitute either Incentive Stock Options (options that afford favorable tax treatment to recipients upon compliance with certain restrictions pursuant to Section 422 of the Internal Revenue Code ("Code") and that do not normally result in tax deductions to the Company) or Non- Incentive Stock Options (options that do not afford recipients favorable tax treatment under Code Section 422). Option shares may be paid for in cash, shares of Common Stock, or a combination of both. The Company will receive no monetary consideration for the granting of stock options under the Option Plan. Further, the Company will receive no consideration other than the option exercise price per share for Common Stock issued to Optionees upon the exercise of those Options.

      Options to be awarded to employees, officers, and directors shall be conditioned upon receipt of stockholder approval of the Option Plan. Options awarded to employees, officers, and directors become first exercisable at a rate of 20% annually commencing on the one year anniversary of the date of grant, except upon the death or disability of the Optionee, or upon a change in control of the Company. In the event of the death or disability of an Optionee, or a change in control (as such term is described in the Option Plan), the options granted to such Optionee shall become immediately exercisable without regard to any vesting schedule.

      Shares issuable under the Option Plan may be from authorized but unissued shares, treasury shares or shares purchased in the open market. An Option which expires, becomes unexercisable, or is forfeited for any reason prior to its exercise will again be available for issuance under the Option Plan. No Option or any right or interest therein is assignable or transferable except by will or the laws of descent and distribution. The Option Plan shall continue in effect for a term of ten years from the Effective Date.

Stock Options

      The Option Committee may grant either Incentive Stock Options or Non-Incentive Stock Options. In general, if an Optionee ceases to serve as an employee of the Company for any reason other than disability or death, an exercisable Incentive Stock Option may continue to be exercisable for three months but in no event after the expiration date of the option, except as may otherwise be determined by the Option Committee at the time of the award. In the event of the disability or death of an Optionee during employment, an exercisable Incentive Stock Option will continue to be exercisable for one year and two years, respectively, to the extent exercisable by the Optionee immediately prior to the Optionee's disability or death but only if, and to the extent that, the Optionee was entitled to exercise such Incentive Stock Options on the date of termination of employment. The terms and conditions of Non-Incentive Stock Options relating to the effect of an Optionee's termination of employment or service, disability, or death shall be such terms as the Option Committee, in its sole discretion, shall determine at the time of termination of service, disability or death, unless specifically determined at the time of grant of such options.

      The exercise price for the purchase of Common Stock subject to an Option may not be less than one hundred percent (100%) of the Fair Market Value of the Common Stock covered by the Option on the date of grant of such Option. For purposes of determining the Fair Market Value of the Common Stock, if the Common Stock is traded otherwise than on a national securities exchange at the time of the granting of an Option, then the exercise price per share of the Option shall be not less than the mean between the last bid and ask price on the date the Option is granted or, if there is no bid and ask price on said date, then on the immediately prior business day on which there was a bid and ask price. If no such bid and ask price is available, then the exercise price per share shall be determined in good faith by the Option Committee. If the Common Stock is listed on a national securities exchange at the time of the granting of an the Option, then the exercise price per share of the Option shall be not less than the average of the highest and lowest selling price of the Common Stock on such exchange on the date such Option is granted or, if there were no sales on said date, then the exercise price shall be not less than the mean between the last bid and ask price on such date. If an officer or employee owns Common Stock representing more than ten percent of the outstanding Common Stock at the time an Incentive Stock Option is granted, then the exercise price shall not be less than one hundred and ten percent (110%) of the Fair Market Value of the Common Stock at the time the Incentive Stock Option is granted. No more than $100,000 of Incentive Stock Options can become exercisable for the first time in any one year for any one person. The Option Committee may impose additional conditions upon the right of an Optionee to exercise any Option granted hereunder which are not inconsistent with the terms of the Option Plan or the requirements for qualification as an Incentive Stock Option, if such Option is intended to qualify as an incentive stock option.

      No shares of Common Stock shall be issued upon the exercise of an Option until full payment has been received by the Company, and no Optionee shall have any of the rights of a stockholder of the Company until shares of Common Stock are issued to such Optionee. Upon the exercise of an Option by an Optionee (or the Optionee's personal representative), the Option Committee, in its sole and absolute discretion, may make a cash payment to the Optionee, in whole or in part, in lieu of the delivery of shares of Common Stock. Such cash payment to be paid in lieu of delivery of Common Stock shall be equal to the difference between the Fair Market Value of the Common Stock on the date of the Option exercise and the exercise price per share of the Option. Such cash payment shall be in exchange for the cancellation of such Option. Such cash payment shall not be made in the event that such transaction would result in liability to the Optionee and the Company under Section 16(b) of the 1934 Act, and regulations promulgated thereunder.

      The Option Plan provides that the Board of Directors of the Company may authorize the Option Committee to direct the execution of an instrument providing for the modification, extension or renewal of any outstanding option, provided that no such modification, extension or renewal shall confer on the Optionee any right or benefit which could not be conferred on the Optionee by the grant of a new Option at such time, and shall not materially decrease the Optionee's benefits under the Option without the Optionee's consent, except as otherwise provided under the Option Plan.

Awards Under the Option Plan

      The Board or the Option Committee shall from time to time determine the officers, Directors, key employees and other persons who shall be granted Awards under the Plan, the number of Awards to be granted to any Participant under the Plan, and whether Awards granted to each such Participant under the Plan shall be Incentive Stock Options and/or Non-Incentive Stock Options. In selecting Participants and in determining the number of shares of Common Stock subject to Options to be granted to each such Participant, the Board or the Option Committee may consider the nature of the services rendered by each such Participant, each such Participant's current and potential contribution to the Company and such other factors as may be deemed relevant. Participants who have been granted an Award may, if otherwise eligible, be granted additional Awards. In no event shall Shares subject to Options granted to non-employee Directors in the aggregate under this Plan exceed more than 30% of the total number of Shares authorized for delivery under this Plan, and no more than 5% of total Plan shares may be awarded to any individual non-employee Director. In no event shall Shares subject to Options granted to any Employee exceed more than 25% of the total number of Shares authorized for delivery under the Plan.

      Pursuant to the terms of the Option Plan, Non-Incentive Stock Options to purchase 7,273 shares of Common Stock will be granted to each non-employee Director of the Company, as of the Effective Date, at an exercise price equal to the Fair Market Value of the Common Stock on such date of grant. Options may be granted to newly appointed or elected non-employee Directors within the sole discretion of the Option Committee, and the exercise price shall be equal to the Fair Market Value of such Common Stock on the date of grant. Twenty percent of the Options granted to non-employee Directors on the Effective Date will be first exercisable commencing on the one year anniversary of stockholder approval of the Option Plan and 20% annually thereafter, during such period of service as a Director or a Director Emeritus. Such Options granted to non-employee Directors will remain exercisable for up to ten years from such date of grant. Upon the death or disability of a Director or Director Emeritus, such Options shall be deemed immediately 100% exercisable for their remaining term. All outstanding option awards shall become immediately exercisable in the event of a change in control of the Company or the Bank, provided such accelerated vesting is not inconsistent with applicable OTS regulations at the time of such change in control. Subject to vesting requirements, if applicable, except in the event of death or disability of the Optionee, a minimum of six months must elapse between the date of the grant of an Option and the date of the sale of the Common Stock received through the exercise of such Option.

      The table below presents information related to stock option awards anticipated to be awarded upon stockholder approval of the Option Plan, subject to OTS non-objection, if applicable.

                                     NEW PLAN BENEFIT
                                  1997 STOCK OPTION PLAN
                                  ----------------------
                                                                   Number of Options
Name and Position                      Dollar Value(1)               to be Granted
------------------                     ---------------             -----------------
John M. Lisicki
  Director, President and
  Chief Executive Officer............       N/A                     36,368 (2)(3)(4)
Benjamin W. Ziskin
  Vice President.....................       N/A                     23,276 (2)(3)
James J. Alescio
  Treasurer and Chief Financial Officer     N/A                     16,002 (2)(3)
Christine Ceterski
  Secretary of the Bank..............       N/A                      8,278 (2)(3)
Gail Vacula
  Branch Administrator...............       N/A                      8,278 (2)(3)
Sandra M. Hammond
  Secretary of the Company...........       N/A                      8,278 (2)(3)
Executive Officer Group (3 persons)..       N/A                     75,646 (2)(3)
Non-Executive Director Group
  (6 persons)........................       N/A                     43,638 (4)
Non-Executive Officer Employee Group        N/A                     24,834


--------------------------
(1) The exercise price of such Options shall be equal to the Fair Market Value of the Common Stock on the date of stockholder approval of the Option Plan. Accordingly, the dollar value of the options was not determinable at the time of mailing this Proxy Statement. On April 7, 1997, the last reported sale price on the Nasdaq National Market was $12.5625 per share.
(2)   Options  awarded to officers and  employees  are  exercisable  as follows:
      Options awarded at the time of stockholder approval are first exercisable at the rate of 20% on the one year anniversary from the date of grant and 20% annually thereafter during periods of continued service as an employee, Director or Director Emeritus. Such awards shall be 100% exercisable in the event of death or disability, or upon a change in control of the Company or the Bank. Options awarded to employees shall continue to be exercisable during continued service as an employee, Director or Director Emeritus. Options not exercised within three months of termination of service as an employee shall thereafter be deemed non-incentive stock options.
(3) Awards shall vest during periods of continued service as an employee, director, or director emeritus. Upon vesting, awards shall remain exercisable for ten years from the date of grant without regard to continued service as an employee, director, or director emeritus.
(4) Options awarded to directors are first exercisable at a rate of 20% on the one year anniversary of stockholder approval of the Option Plan and 20% annually thereafter, during such period of service as a director or director emeritus, and shall remain exercisable for ten years without regard to continued service as a director or director emeritus. Upon disability or death or a change in control of the Company or the Bank, such awards shall be 100% exercisable.

Effect of Mergers, Change of Control and Other Adjustments

      Subject to any required action by the stockholders of the Company, within the sole discretion of the Option Committee, the aggregate number of shares of Common Stock for which Options may be granted hereunder or the number of shares of Common Stock represented by each outstanding Option will be proportionately adjusted for any increase or decrease in the number of issued and outstanding shares of Common Stock resulting from a subdivision or consolidation of shares or the payment of a stock dividend or any other increase or decrease in the number of shares of Common Stock effected without the receipt or payment of consideration by the Company. Subject to any required action by the stockholders of the Company, in the event of any change in control, recapitalization, merger, consolidation, exchange of shares, spin-off, reorganization, tender offer, partial or complete liquidation or other extraordinary corporate action or event, the Option Committee, in its sole discretion, shall have the power, prior to or subsequent to such action or events, to (i) appropriately adjust the number of shares of Common Stock subject to each Option, the exercise price per share of such Option, and the consideration to be given or received by the Company upon the exercise of any outstanding Options; (ii) cancel any or all previously granted Options, provided that appropriate consideration is paid to the Optionee in connection therewith; and/or (iii) make such other adjustments in connection with the Option Plan as the Option Committee, in its sole discretion, deems necessary, desirable, appropriate or advisable. However, no action may be taken by the Option Committee which would cause Incentive Stock Options granted pursuant to the Option Plan to fail to meet the requirements of
Section 422 of the Code without the consent of the Optionee. Upon the payment of a special or non-recurring cash dividend that has the effect of a return of capital to the stockholders, the Option exercise price per share shall be adjusted proportionately.

      The Option Committee will at all times have the power to accelerate the exercise date of all Options granted under the Option Plan. In the case of a Change in Control of the Company as determined by the Option Committee, all outstanding options shall become immediately exercisable (provided such accelerated vesting is not inconsistent with applicable regulations of the OTS at the time of the change in control). A Change in Control is defined to include
(i) the sale of all, or a material portion, of the assets of the Company; (ii) the merger or recapitalization of the Company whereby the Company is not the surviving entity; (iii) a change in control of the Company as otherwise defined or determined by the OTS or its regulations; or (iv) the acquisition, directly or indirectly, of the beneficial ownership (within the meaning of Section 13(d) of the 1934 Act and rules and regulations promulgated thereunder) of 25% or more of the outstanding voting securities of the Company by any person, trust, entity, or group. This limitation shall not apply to the purchase of shares by underwriters in connection with a pubic offering of Company stock or the purchase of shares of up to 25% of any class of securities of the Company by a tax - qualified employee stock benefit plan which is exempt from the approval requirements set forth under 12 C.F.R. ss.574.3(c)(1)(vi).

      In the event of such a Change in Control, the Option Committee and the Board of Directors will take one or more of the following actions to be effective  as of the date of such  Change  in  Control:  (i)  provide  that such
Options shall be assumed, or equivalent options shall be substituted, ("Substitute Options") by the acquiring or succeeding corporation (or an affiliate thereof), provided that: (A) any such Substitute Options exchanged for Incentive Stock Options shall meet the requirements of Section 424(a) of the Code, and (B) the shares of stock issuable upon the exercise of such Substitute Options shall constitute securities registered in accordance with the Securities Act of 1933, as amended, ("1933 Act") or such securities shall be exempt from such registration in accordance with Sections 3(a)(2) or 3(a)(5) of the 1933
Act,  (collectively,  "Registered  Securities"),  or in the alternative,  if the securities issuable upon the exercise of such Substitute Options shall not constitute Registered Securities, then the Optionee will receive upon consummation of the Change in Control transaction a cash payment for each Option surrendered equal to the difference between (1) the Fair Market Value of the consideration to be received for each share of Common Stock in the Change in Control transaction times the number of shares of Common Stock subject to such surrendered Options, and (2) the aggregate exercise price of all such surrendered Options, or (ii) in the event of a transaction under the terms of which the holders of the Common Stock of the Company will receive upon consummation thereof a cash payment (the "Merger Price") for each share of Common Stock exchanged in the Change in Control transaction, to make or to provide for a cash payment to the Optionees equal to the difference between (A) the Merger Price times the number of shares of Common Stock subject to such Options held by each Optionee (to the extent then exercisable at prices not in excess of the Merger Price) and (B) the aggregate exercise price of all such surrendered Options in exchange for such surrendered Options.

      The power of the Option Committee to accelerate the exercise of Options and the immediate exercisability of Options in the case of a Change in Control of the Company could have an anti-takeover effect by making it more costly for a potential acquiror to obtain control of the Company due to the higher number of shares outstanding following such exercise of Options. The power of the Option Committee to make adjustments in connection with the Option Plan, including adjusting the number of shares subject to Options and canceling Options, prior to or after the occurrence of an extraordinary corporate action, allows the Option Committee to adapt the Option Plan to operate in changed circumstances, to adjust the Option Plan to fit a smaller or larger company, and to permit the issuance of Options to new management following such extraordinary corporate action. However, this power of the Option Committee also has an anti-takeover effect, by allowing the Option Committee to adjust the Option Plan in a manner to allow the present management of the Company to exercise more options and hold more shares of the Company's Common Stock, and to possibly decrease the number of Options available to new management of the Company.

      Although the Option Plan may have an anti-takeover effect, the Company's Board of Directors did not adopt the Option Plan specifically for anti-takeover purposes. The Option Plan could render it more difficult to obtain support for stockholder proposals opposed by the Company's Board and management in that recipients of Options could choose to exercise such Options and thereby increase the number of shares for which they hold voting power. Also, the exercise of such Options could make it easier for the Board and management to block the approval of certain transactions requiring the voting approval of 80% of the Common Stock in accordance with the Certificate of Incorporation. In addition, the exercise of such Options could increase the cost of an acquisition by a potential acquiror.

Amendment and Termination of the Option Plan

      The Board of Directors may alter, suspend or discontinue the Option Plan, except that no action of the Board shall increase the maximum number of shares of Common Stock issuable under the Option Plan, materially increase the benefits accruing to Optionees under the Option Plan or materially modify the requirements for eligibility for participation in the Option Plan unless such action of the Board shall be subject to approval or ratification by the stockholders of the Company.

Possible Dilutive Effects of the Option Plan

      The Common Stock to be issued upon the exercise of Options awarded under the Option Plan may either be authorized but unissued shares of Common Stock or shares purchased in the open market. Because the stockholders of the Company do not have preemptive rights, to the extent that the Company funds the Option Plan, in whole or in part, with authorized but unissued shares, the interests of current stockholders will be diluted. If upon the exercise of all of the Options, the Company delivers newly issued shares of Common Stock (i.e., 145,475 shares of Common Stock), then the dilutive effect to current stockholders would be approximately 9.1%.

Federal Income Tax Consequences

      Under present federal tax laws, awards under the Option Plan will have the following consequences:

      1. The grant of an Option will not by itself result in the recognition of taxable income to an Optionee nor entitle the Company to a tax deduction at the time of such grant.

      2. The exercise of an Option which is an "Incentive Stock Option" within the meaning of Section 422 of the Code generally will not, by itself, result in the recognition of taxable income to an Optionee nor entitle the Company to a deduction at the time of such exercise. However, the difference between the Option exercise price and the Fair Market Value of the Common Stock on the date of Option exercise is an item of tax preference which may, in certain situations, trigger the alternative minimum tax for an Optionee. An Optionee will recognize capital gain or loss upon resale of the shares of Common Stock received pursuant to the exercise of Incentive Stock Options, provided that such shares are held for at least one year after transfer of the shares or two years after the grant of the Option, whichever is later. Generally, if the shares are not held for that period, the Optionee will recognize ordinary income upon disposition in an amount equal to the difference between the Option exercise price and the Fair Market Value of the Common Stock on the date of exercise, or, if less, the sales proceeds of the shares acquired pursuant to the Option.

      3. The exercise of a Non-Incentive Stock Option will result in the recognition of ordinary income by the Optionee on the date of exercise in an amount equal to the difference between the exercise price and the Fair Market Value of the Common Stock acquired pursuant to the Option.

      4. The Company will be allowed a tax deduction for federal tax purposes equal to the amount of ordinary income recognized by an Optionee at the time the Optionee recognizes such ordinary income.

Accounting Treatment

      The Company expects to use the "intrinsic value based method" as prescribed by APB Opinion 25. Accordingly, neither the grant nor the exercise of an Option under the Option Plan currently requires any charge against earnings under generally accepted accounting principles. In certain circumstances, Common Stock issuable pursuant to outstanding Options which are exercisable under the Option Plan might be considered outstanding for purposes of calculating primary earnings per share and earnings per share on a fully diluted basis.

Stockholder Approval

      Stockholder approval of the Option Plan is being sought in accordance with regulations of the OTS. Additional purposes of requesting stockholder approval of the Option Plan are to qualify the Option Plan for the granting of Incentive Stock Options in accordance with the Code, to enable Optionees to qualify for certain exemptive treatment from the short-swing profit recapture provisions of Section 16(b) of the 1934 Act, to meet the requirements for the tax-deductibility of certain compensation items under Section 162(m) of the Code, and to meet the requirements for continued listing of the Common Stock under the Nasdaq National Market. An affirmative vote of the holders of a majority of the total votes eligible to be cast at the Meeting is required to constitute stockholder approval of this proposal 2.

      THE OTS IN NO WAY ENDORSES OR APPROVES THE OPTION PLAN.

      A VOTE IN FAVOR OF THE OPTION PLAN ALSO AUTHORIZES THE BOARD OF DIRECTORS TO AMEND THE OPTION PLAN TO COMPLY WITH ANY FUTURE OTS INTERPRETATIONS UNDER APPLICABLE REGULATIONS, PROVIDED ANY SUCH AMENDMENTS DO NOT HAVE A MATERIAL ADVERSE EFFECT ON THE COMPANY'S STOCKHOLDERS AS A GROUP.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE 1997 STOCK OPTION PLAN.


--------------------------------------------------------------------------------
                     APPROVAL OF THE RESTRICTED STOCK PLAN
--------------------------------------------------------------------------------

General

      The Board of Directors of the Company has adopted the RSP as a method of providing directors, officers, and key employees of the Bank with a proprietary interest in the Company in a manner designed to encourage such persons to remain in the employment or service of the Bank. The Bank will contribute sufficient funds to the RSP to purchase Common Stock representing up to 4% of the aggregate number of shares issued in the Conversion (i.e., 58,190 shares of Common Stock) in the open market, or alternatively, the RSP may purchase authorized but unissued shares of Common Stock or treasury shares from the Company. All of the Common Stock to be purchased by the RSP will be purchased at the Fair Market Value of such stock on the date of purchase. Awards under the RSP will be made in recognition of expected future services to the Bank by its directors, officers and key employees responsible for implementation of the policies adopted by the Bank's Board of Directors and as a means of providing a further retention incentive. The following is a summary of the material features of the RSP which is qualified in its entirety by reference to the complete provisions of the RSP which is attached hereto as Exhibit B.

Awards Under the RSP

      Benefits under the RSP ("Plan Share Awards") may be granted at the sole discretion of a committee comprised of not less than two directors who are not employees of the Bank or the Company (the "RSP Committee") appointed by the Bank's Board of Directors. The RSP is managed by trustees (the "RSP Trustees") who are non-employee directors of the Bank or the Company and who have the responsibility to invest all funds contributed by the Bank to the trust created for the RSP (the "RSP Trust"). Unless the terms of the RSP or the RSP Committee specifies otherwise, awards under the RSP will be in the form of restricted stock payable as the Plan Share Awards shall be earned and non- forfeitable. Twenty percent (20%) of such awards shall be earned and non-forfeitable on the one year anniversary of the date of grant of such awards, and 20% annually thereafter, provided that the recipient of the award remains an employee, Director or Director Emeritus during such period. A recipient of such restricted stock will not be entitled to voting rights associated with such shares prior to the applicable date such shares are earned. Dividends paid on Plan Share Awards shall be held in arrears and distributed upon the date such applicable Plan Share Awards are earned. Any shares held by the RSP Trust which are not yet earned shall be voted by the RSP Trustees, as directed by the RSP Committee.

If a recipient of such restricted stock terminates employment or service for reasons other than death, disability, or a change in control of the Company or the Bank, the recipient forfeits all rights to the awards under restriction. If the recipient's termination of employment or service is caused by death, disability, or a change in control of the Company or the Bank (provided that such accelerated vesting is not inconsistent with applicable regulations of the OTS at the time of such change in control), all restrictions expire and all shares allocated shall become unrestricted. Awards of restricted stock to directors shall be immediately non-forfeitable in the event of the death or disability of such director, or a change in control of the Company or the Bank and distributed as soon as practicable thereafter. The Board of Directors can terminate the RSP at any time, and if it does so, any shares not allocated will revert to the Company.

      Plan Share Awards under the RSP will be determined by the RSP Committee. In no event shall any Employee receive Plan Share Awards in excess of 25% of the aggregate Plan Shares authorized under the Plan. Plan Share Awards may be granted to newly elected or appointed non-employee Directors of the Bank subsequent to the effective date (as defined in the RSP) provided that the Plan Share Awards made to non-employee directors shall not exceed 30% of total Plan Share Reserve in the aggregate under the Plan or 5% of the total Plan Share Reserve to any individual non-employee Director.

      The aggregate number of Plan Shares available for issuance pursuant to the Plan Share Awards and the number of shares to which any Plan Share Award relates shall be proportionately adjusted for any increase or decrease in the total number of outstanding shares of Common Stock issued subsequent to the effective date (as defined in the RSP) of the RSP resulting from any split, subdivision or consolidation of the Common Stock or other capital adjustment, change or exchange of Common Stock, or other increase or decrease in the number or kind of shares effected without receipt or payment of consideration by the Company.

      The following table presents information related to the anticipated award of Common Stock under the RSP as authorized pursuant to the terms of the RSP or the anticipated actions of the RSP Committee.


                               NEW PLAN BENEFITS
                             RESTRICTED STOCK PLAN
                             ---------------------

Name and Position                    Dollar Value (1)  Number of Shares (2)(3)
-----------------                    ----------------  -----------------------
John M. Lisicki
  Director, President and                $182,747                14,547
  Chief Executive Officer......
Benjamin W. Ziskin
  Vice President...............          $116,957                 9,310
James J. Alescio
  Treasurer and Chief Financial
  Officer......................          $ 80,400                 6,400
Christine Ceterski
  Secretary of the Bank........          $ 43,856                 3,491
Gail Vacula
  Branch Administrator.........          $ 43,856                 3,491
Sandra M. Hammond
  Secretary of the Company.....           $43,856                 3,491
Executive Officer Group (3 persons)      $380,104                30,257(4)
Non-Executive Director
  Group (6 persons)............          $219,266                17,454(4)

                               NEW PLAN BENEFITS
                             RESTRICTED STOCK PLAN
                             ---------------------


Non-Executive Officer Employee
  Group........................        $131,567                 10,473


-------------------
(1) These values are based on the last reported sale price for the Common Stock as reported on the Nasdaq National Market on April 7, 1997, which was $12.5625 per share. The exact dollar value of the Common Stock granted will equal the market price of the Common Stock on the date of vesting of such awards. Accordingly, the exact dollar value is not presently determinable.
(2) All Plan Share Awards presented herein shall be earned at the rate of 20% on the one year anniversary of stockholder approval of the RSP and 20% annually thereafter. All awards shall become immediately 100% vested upon death, disability, or termination of service following a change in control (as defined in the RSP).
(3) Plan Share Awards shall continue to vest during periods of service as an employee, director, or director emeritus.
(4) Each of six (6) non-employee directors shall be awarded 2,909 shares upon the date of stockholder approval, subject to applicable vesting.

Amendment and Termination of the Plan

      The Board may amend or terminate the RSP at any time. However, no action of the Board may increase the maximum number of Plan Shares permitted to be awarded under the RSP, except for adjustments in the Common Stock of the Company, materially increase the benefits accruing to Participants under the RSP or materially modify the requirements for eligibility for participation in the RSP unless such action of the Board shall be subject to ratification by the stockholders of the Company.

Possible Dilutive Effects of RSP

      The RSP provides that Common Stock to be awarded may be acquired by the RSP through open-market purchases or from authorized but unissued shares of Common Stock from the Company. In that stockholders do not have preemptive rights, to the extent that the Company utilizes authorized but unissued shares to fund RSP awards, the interests of current stockholders will be diluted. If all Plan Share Awards are funded with newly issued shares, the dilutive effect to existing stockholders would be approximately 3.85%. It is the Company's present intention to fund the RSP through open-market purchases of Common Stock.

Federal Income Tax Consequences

      Common Stock awarded under the RSP is generally taxable to the recipient at the time that such awards become earned and non-forfeitable, based upon the Fair Market Value of such stock at the time of such vesting. Alternatively, a recipient may make an election pursuant to Section 83(b) of the Code within 30 days of the date of the award to elect to include in gross income for the current taxable year the Fair Market Value of such stock as of the date of the award. Such election must be filed with the Internal Revenue Service within 30 days of the date of the granting of the stock award. The Company will be allowed a tax deduction for federal tax purposes as a compensation expense equal to the amount of ordinary income recognized by a recipient of Plan Share Awards at the time the recipient recognizes taxable ordinary income. A recipient of a Plan Share Award may elect to have a portion of such award withheld by the RSP Trust in order to meet any necessary tax withholding obligations.

Accounting Treatment

      For accounting purposes, the Company will recognize compensation expense in the amount of the Fair Market Value of the Common Stock subject to Plan Share Awards at the grant date pro rata over the period of years during which the awards are earned.

Stockholder Approval

      The Company is submitting the RSP to stockholders for approval in accordance with regulations of the OTS. The RSP and awards made thereunder will not be effective until receipt of stockholder approval of proposal 3. Additional purposes of requesting stockholder approval of the RSP are to enable recipients of Plan Share Awards to qualify for certain exemptive treatment from the short-swing profit recapture provisions of Section 16(b) of the 1934 Act, to meet the requirements for the tax deductibility of certain compensation items under Section 162(m) of the Code, and to meet the requirements for continued listing of the Common Stock on the Nasdaq National Market. The affirmative vote of holders of a majority of the total votes eligible to be cast at the Meeting is required to constitute stockholder approval of this proposal 3.

      THE OTS IN NO WAY ENDORSES OR APPROVES THE RSP.

      A VOTE IN FAVOR OF THE RSP ALSO AUTHORIZES THE BOARD OF DIRECTORS TO AMEND THE RSP TO COMPLY WITH ANY FUTURE OTS INTERPRETATIONS UNDER APPLICABLE
REGULATIONS, PROVIDED SUCH AMENDMENTS DO NOT HAVE A MATERIAL ADVERSE EFFECT ON THE COMPANY'S STOCKHOLDERS AS A GROUP.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE RESTRICTED STOCK PLAN.


--------------------------------------------------------------------------------
                             INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

      KPMG Peat Marwick LLP was the Company's independent public accountant for the 1996 fiscal year. The Board of Directors has renewed the Company's arrangement with KPMG Peat Marwick LLP to be its auditors for the 1997 fiscal year. A representative of KPMG Peat Marwick LLP is expected to be present at the Meeting to respond to stockholders' questions and will have the opportunity to make a statement if he or she so desires.


--------------------------------------------------------------------------------
                                 OTHER MATTERS
--------------------------------------------------------------------------------

      The Board of Directors is not aware of any business to come before the Meeting other than those matters described above in this Proxy Statement. However, if any other matters should properly come before the Meeting, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the judgment of the person or persons named in the accompanying proxy.

--------------------------------------------------------------------------------
                             STOCKHOLDER PROPOSALS
--------------------------------------------------------------------------------

      In order to be eligible for inclusion in the Company's proxy materials for the Annual Meeting of Stockholders for the fiscal year ending September 30, 1997, any stockholder proposal to take action at such meeting must be received at the Company's executive offices at 161 Church Street, Amsterdam, New York 12010 no later than December 23, 1997, in accordance with 17 C.F.R. Section 240.14a-8 of the Rules and Regulations under the 1934 Act.


--------------------------------------------------------------------------------
                                 MISCELLANEOUS
--------------------------------------------------------------------------------

      The cost of  solicitation  of proxies  will be borne by the  Company.  The
Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitations by mail, directors, officers and regular employees of the Company may solicit proxies personally or by telegraph or telephone without payment of additional compensation. The Company has retained Morrow & Company, Inc. to assist in the solicitation of proxies at a cost which is not anticipated to exceed $4,500 plus reimbursement of certain incurred expenses, however, actual expenses may exceed estimated costs.




                                    BY ORDER OF THE BOARD OF DIRECTORS


                                    /s/ Sandra M. Hammond
                                    Sandra M. Hammond
                                    Corporate Secretary

Amsterdam, New York
April 22, 1997

                                                                     Exhibit A

                             AFSALA BANCORP, INC.

                            1997 STOCK OPTION PLAN


      1. Purpose of the Plan. The Plan shall be known as the AFSALA Bancorp Inc. ("Corporation") 1997 Stock Option Plan (the "Plan"). The purpose of the Plan is to attract and retain qualified personnel for positions of substantial responsibility and to provide additional incentive to officers, directors, key employees and other persons providing services to the Corporation, or any present or future parent or subsidiary of the Corporation to promote the success of the business. The Plan is intended to provide for the grant of "Incentive Stock Options," within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") and Non-Incentive Stock Options, options that do not so qualify. The provisions of the Plan relating to Incentive Stock Options shall be interpreted to conform to the requirements of Section 422 of the Code.

       2. Definitions. The following words and phrases when used in this Plan with an initial capital letter, unless the context clearly indicates otherwise, shall have the meaning as set forth below. Wherever appropriate, the masculine pronoun shall include the feminine pronoun and the singular shall include the plural.

            (a) "Award" means the grant by the Committee of an Incentive Stock Option or a Non-Incentive Stock Option, or any combination thereof, as provided in the Plan.

            (b) "Board" shall mean the Board of Directors of the Corporation, or any successor or parent corporation thereto.

            (c) "Change in Control" shall mean: (i) the sale of all, or a material portion, of the assets of the Corporation; (ii) the merger or recapitalization of the Corporation whereby the Corporation is not the surviving entity; (iii) a change in control of the Corporation, as otherwise defined or determined by the Office of Thrift Supervision or regulations promulgated by it; or (iv) the acquisition, directly or indirectly, of the beneficial ownership (within the meaning of that term as it is used in Section 13(d) of the Securities Exchange Act of 1934 and the rules and regulations promulgated thereunder) of twenty-five percent (25%) or more of the outstanding voting securities of the Corporation by any person, trust, entity or group. This limitation shall not apply to the purchase of shares by underwriters in connection with a public offering of Corporation stock, or the purchase of shares of up to 25% of any class of securities of the Corporation by a tax-qualified employee stock benefit plan which is exempt from the approval requirements, set forth under 12 C.F.R. Section 574.3(c)(1)(vi) as now in effec or as may hereafter be amended. The term "person" refers to an individual or a corporation, partnership, trust, association, joint venture, pool, syndicate, sole proprietorship, unincorporated organization or any other form of entity not specifically listed herein. The decision of the Committee as to whether a Change in Control has occurred shall be conclusive and binding.

            (d) "Code" shall mean the Internal Revenue Code of 1986, as amended, and regulations promulgated thereunder.

            (e) "Committee" shall mean the Board or the Stock Option Committee appointed by the Board in accordance with Section 5(a) of the Plan.

            (f) "Common Stock" shall mean common stock, par value $.10 per share, of the Corporation, or any successor or parent corporation thereto.

            (g) "Continuous Employment" or "Continuous Status as an Employee" shall mean the absence of any interruption or termination of employment with the Corporation or any present or future Parent or Subsidiary of the Corporation. Employment shall not be considered interrupted in the case of sick leave, military leave or any other leave of absence approved by the Corporation or in the case of transfers between payroll locations, of the Corporation or between the Corporation, its Parent, its Subsidiaries or a successor.

            (h) "Corporation" shall mean the AFSALA Bancorp Inc., the parent corporation of the Savings Bank, or any successor or Parent thereof.

            (i) "Director" shall mean a member of the Board of the Corporation, or any successor or parent corporation thereto.

            (j) "Director Emeritus" shall mean a person serving as a director emeritus, advisory director, consulting director or other similar position as may be appointed by the Board of Directors of the Savings Bank or the Corporation from time to time.

            (k) "Disability" means (a) with respect to Incentive Stock Options, the "permanent and total disability" of the Employee as such term is defined at
Section 22(e)(3) of the Code; and (b) with respect to Non-Incentive Stock Options, any physical or mental impairment which renders the Participant incapable of continuing in the employment or service of the Savings Bank or the Parent in his then current capacity as determined by the Committee.

            (l) "Effective Date" shall mean the date specified in Section 15 hereof.

            (m) "Employee" shall mean any person employed by the Corporation or any present or future Parent or Subsidiary of the Corporation.

            (n) "Fair Market Value" shall mean: (i) if the Common Stock is traded otherwise than on a national securities exchange, then the Fair Market Value per Share shall be equal to the mean between the last bid and ask price of such Common Stock on such date or, if there is no bid and ask price on said date, then on the immediately prior business day on which there was a bid and ask price. If no such bid and ask price is available, then the Fair Market Value shall be determined by the Committee in good faith; or (ii) if the Common Stock is listed on a national securities exchange, then the Fair Market Value per Share shall be not less than the average of the highest and lowest selling price of such Common Stock on such exchange on such date, or if there were no sales on said date, then the Fair Market Value shall be not less than the mean between the last bid and ask price on such date.

            (o) "Incentive Stock Option" or "ISO" shall mean an option to purchase Shares granted by the Committee pursuant to Section 8 hereof which is subject to the limitations and restrictions of Section 8 hereof and is intended to qualify as an incentive stock option under Section 422 of the Code.

            (p) "Non-Incentive Stock Option" or "Non-ISO" shall mean an option to purchase Shares granted pursuant to Section 9 hereof, which option is not intended to qualify under Section 422 of the Code.

            (q) "Option" shall mean an Incentive Stock Option or Non-Incentive Stock Option granted pursuant to this Plan providing the holder of such Option with the right to purchase Common Stock.

            (r) "Optioned Stock" shall mean stock subject to an Option granted pursuant to the Plan.

            (s) "Optionee" shall mean any person who receives an Option or Award pursuant to the Plan.

            (t) "Parent" shall mean any present or future corporation which would be a "parent corporation" as defined in Sections 424(e) and (g) of the Code.

            (u) "Participant" means any director, Director Emeritus, officer or key employee of the Corporation or any Parent or Subsidiary of the Corporation or any other person providing a service to the Corporation who is selected by the Committee to receive an Award, or who by the express terms of the Plan is granted an Award.

            (v)   "Plan" shall mean the AFSALA Bancorp, Inc. 1997 Stock  Option
Plan.

            (w) "Savings Bank" shall mean Amsterdam Federal Bank, Amsterdam, New York, or any successor corporation thereto.

            (x)   "Share" shall mean one share of the Common Stock.

            (y) "Subsidiary" shall mean any present or future corporation which constitutes a "subsidiary corporation" as defined in Sections 424(f) and (g) of the Code.

       3. Shares Subject to the Plan. Except as otherwise required by the provisions of Section 13 hereof, the aggregate number of Shares with respect to which Awards may be made pursuant to the Plan shall not exceed 145,475 Shares. Such Shares may either be from authorized but unissued shares, treasury shares or shares purchased in the market for Plan purposes.

      If an Award shall expire, become unexercisable, or be forfeited for any reason prior to its exercise, new Awards may be granted under the Plan with respect to the number of Shares as to which such expiration has occurred.

      4.    Six Month Holding Period.

            Subject to vesting requirements, if applicable, except in the event of death or disability of the Optionee, a minimum of six months must elapse between the date of the grant of an Option and the date of the sale of the Common Stock received through the exercise of such Option.

       5.   Administration of the Plan.

            (a) Composition of the Committee. The Plan shall be administered by the Board of Directors of the Corporation or a Committee which shall consist of not less than two Directors of the Corporation appointed by the Board and serving at the pleasure of the Board. All persons designated as members of the Committee shall meet the requirements of a "Non-Employee Director" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended, as found at 17 CFR Section 240.16b-3.

            (b) Powers of the Committee. The Committee is authorized (but only to the extent not contrary to the express provisions of the Plan or to resolutions adopted by the Board) to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to the Plan, to determine the form and content of Awards to be issued under the Plan and to make other determinations necessary or advisable for the administration of the Plan, and shall have and may exercise such other power and authority as may be delegated to it by the Board from time to time. A majority of the entire Committee shall constitute a quorum and the action of a majority of the members present at any meeting at which a quorum is present shall be deemed the action of the Committee. In no event may the Committee revoke outstanding Awards without the consent of the Participant.

            The President of the Corporation and such other officers as shall be designated by the Committee are hereby authorized to execute written agreements evidencing Awards on behalf of the Corporation and to cause them to be delivered to the Participants. Such agreements shall set forth the Option exercise price, the number of shares of Common Stock subject to such Option, the expiration date of such Options, and such other terms and restrictions applicable to such Award as are determined in accordance with the Plan or the actions of the Committee.

            (c) Effect of Committee's Decision. All decisions, determinations and interpretations of the Committee shall be final and conclusive on all persons affected thereby.

       6.   Eligibility for Awards and Limitations.

                   (a) The Committee shall from time to time determine the officers, Directors, Directors Emeritus, key employees and other persons who shall be granted Awards under the Plan, the number of Awards to be granted to each such persons, and whether Awards granted to each such Participant under the Plan shall be Incentive and/or Non-Incentive Stock Options. In selecting Participants and in determining the number of Shares of Common Stock to be granted to each such Participant, the Committee may consider the nature of the prior and anticipated future services rendered by each such Participant, each such Participant's current and potential contribution to the Corporation and such other factors as the Committee may, in its sole discretion, deem relevant. Participants who have been granted an Award may, if otherwise eligible, be granted additional Awards.

                  (b) The aggregate Fair Market Value (determined as of the date the Option is granted) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by each Employee during any calendar year (under all Incentive Stock Option plans, as defined in Section 422 of the Code, of the Corporation or any present or future Parent or Subsidiary of the Corporation) shall not exceed $100,000. Notwithstanding the prior provisions of this Section 6, the Committee may grant Options in excess of the foregoing limitations, provided said Options shall be clearly and specifically designated as not being Incentive Stock Options.

                  (c) In no event shall Shares subject to Options granted to non-employee Directors in the aggregate under this Plan exceed more than 30% of the total number of Shares authorized for delivery under this Plan pursuant to
Section 3 herein or more than 5% to any individual non-employee Director. In no event shall Shares subject to Options granted to any Employee exceed more than 25% of the total number of Shares authorized for delivery under the Plan.

       7. Term of the Plan.  The Plan shall continue in effect for a term of ten
(10) years from the Effective Date, unless sooner terminated pursuant to Section 18 hereof. No Option shall be granted under the Plan after ten (10) years from the Effective Date.

       8. Terms and Conditions of Incentive Stock Options. Incentive Stock Options may be granted only to Participants who are Employees. Each Incentive Stock Option granted pursuant to the Plan shall be evidenced by an instrument in such form as the Committee shall from time to time approve. Each Incentive Stock Option granted pursuant to the Plan shall comply with, and be subject to, the following terms and conditions:

            (a)   Option Price.

                   (i) The price per Share at which each Incentive Stock Option granted by the Committee under the Plan may be exercised shall not, as to any particular Incentive Stock Option, be less than the Fair Market Value of the Common Stock on the date that such Incentive Stock Option is granted.

                  (ii) In the case of an Employee who owns Common Stock representing more than ten percent (10%) of the outstanding Common Stock at the time the Incentive Stock Option is granted, the Incentive Stock Option exercise price shall not be less than one hundred and ten percent (110%) of the Fair Market Value of the Common Stock on the date that the Incentive Stock Option is granted.

            (b) Payment. Full payment for each Share of Common Stock purchased upon the exercise of any Incentive Stock Option granted under the Plan shall be made at the time of exercise of each such Incentive Stock Option and shall be paid in cash (in United States Dollars), Common Stock or a combination of cash and Common Stock. Common Stock utilized in full or partial payment of the exercise price shall be valued at the Fair Market Value at the date of exercise. The Corporation shall accept full or partial payment in Common Stock only to the extent permitted by applicable law. No Shares of Common Stock shall be issued until full payment has been received by the Corporation, and no Optionee shall have any of the rights of a stockholder of the Corporation until Shares of Common Stock are issued to the Optionee.

            (c) Term of Incentive Stock Option. The term of exercisability of each Incentive Stock Option granted pursuant to the Plan shall be not more than ten (10) years from the date each such Incentive Stock Option is granted, provided that in the case of an Employee who owns stock representing more than ten percent (10%) of the Common Stock outstanding at the time the Incentive Stock Option is granted, the term of exercisability of the Incentive Stock Option shall not exceed five (5) years.

            (d) Exercise Generally. Except as otherwise provided in Section 10 hereof, no Incentive Stock Option may be exercised unless the Optionee shall have been in the employ of the Corporation at all times during the period beginning with the date of grant of any such Incentive Stock Option and ending on the date three (3) months prior to the date of exercise of any such Incentive Stock

Option. The Committee may impose additional conditions upon the right of an Optionee to exercise any Incentive Stock Option granted hereunder which are not inconsistent with the terms of the Plan or the requirements for qualification as an Incentive Stock Option. Except as otherwise provided by the terms of the Plan or by action of the Committee at the time of the grant of the Options, the Options will be first exercisable at the rate of 20% on the one year anniversary of the date of grant and 20% annually thereafter during such periods of service as an Employee, Director or Director Emeritus.

            (e) Cashless Exercise. Subject to vesting requirements, if applicable, an Optionee who has held an Incentive Stock Option for at least six months may engage in the "cashless exercise" of the Option. Upon a cashless exercise, an Optionee gives the Corporation written notice of the exercise of the Option together with an order to a registered broker-dealer or equivalent third party, to sell part or all of the Optioned Stock and to deliver enough of the proceeds to the Corporation to pay the Option exercise price and any applicable withholding taxes. If the Optionee does not sell the Optioned Stock through a registered broker-dealer or equivalent third party, the Optionee can give the Corporation written notice of the exercise of the Option and the third party purchaser of the Optioned Stock shall pay the Option exercise price plus any applicable withholding taxes to the Corporation.

            (f) Transferability. An Incentive Stock Option granted pursuant to the Plan shall be exercised during an Optionee's lifetime only by the Optionee to whom it was granted and shall not be assignable or transferable otherwise than by will or by the laws of descent and distribution.

       9. Terms and Conditions of Non-Incentive Stock Options. Each Non-Incentive Stock Option granted pursuant to the Plan shall be evidenced by an instrument in such form as the Committee shall from time to time approve. Each Non-Incentive Stock Option granted pursuant to the Plan shall comply with and be subject to the following terms and conditions.

            (a) Options  Granted to  Directors.  Subject to the  limitations  of
Section 6(c), Non- Incentive Stock Options to purchase 7,273 shares of Common Stock will be granted to each Director who is not an Employee as of the Effective Date, at an exercise price equal to the Fair Market Value of the Common Stock on such date of grant. The Options will be first exercisable at the rate of 20% on the one year anniversary of the Effective Date and 20% annually thereafter during such periods of service as a Director or Director Emeritus. Upon the death or Disability of the Director or Director Emeritus, such Option shall be deemed immediately 100% exercisable. Such Options shall continue to be exercisable for a period of ten years following the date of grant without regard to the continued services of such Director as a Director or Director Emeritus. In the event of the Optionee's death, such Options may be exercised by the personal representative of his estate or person or persons to whom his rights under such Option shall have passed by will or by the laws of descent and distribution. Options may be granted to newly appointed or elected non-employee Directors within the sole discretion of the Committee. The exercise price per Share of such Options granted shall be equal to the Fair Market Value of the Common Stock at the time such Options are granted. All outstanding Awards shall become immediately exercisable in the event of a Change in Control of the Savings Bank or the Company, provided that such accelerated vesting is not inconsistent with applicable regulations of the Office of Thrift Supervision at the time of such Change in Control. Unless otherwise inapplicable, or inconsistent with the provisions of this paragraph, the Options to be granted to Directors hereunder shall be subject to all other provisions of this Plan.

            (b) Option Price. The exercise price per Share of Common Stock for each Non-Incentive Stock Option granted pursuant to the Plan shall be at such price as the Committee may determine in its sole discretion, but in no event less than the Fair Market Value of such Common Stock on the date of grant as determined by the Committee in good faith.

            (c) Payment. Full payment for each Share of Common Stock purchased upon the exercise of any Non-Incentive Stock Option granted under the Plan shall be made at the time of exercise of each such Non-Incentive Stock Option and shall be paid in cash (in United States Dollars), Common Stock or a combination of cash and Common Stock. Common Stock utilized in full or partial payment of the exercise price shall be valued at its Fair Market Value at the date of exercise. The Company shall accept full or partial payment in Common Stock only to the extent permitted by applicable law. No Shares of Common Stock shall be issued until full payment has been received by the Company and no Optionee shall have any of the rights of a stockholder of the Company until the Shares of Common Stock are issued to the Optionee.

            (d) Term. The term of exercisability of each Non-Incentive Stock Option granted pursuant to the Plan shall be not more than ten (10) years from the date each such Non-Incentive Stock Option is granted.

            (e) Exercise Generally. The Committee may impose additional conditions upon the right of any Participant to exercise any Non-Incentive Stock Option granted hereunder which is not inconsistent with the terms of the Plan. Except as otherwise provided by the terms of the Plan or by action of the Committee at the time of the grant of the Options, the Options will be first exercisable at the rate of 20% on the one year anniversary of the date of grant and 20% annually thereafter during such periods of service as an Employee, Director or Director Emeritus.

            (f) Cashless Exercise. Subject to vesting requirements, if applicable, an Optionee who has held a Non-Incentive Stock Option for at least six months may engage in the "cashless exercise" of the Option. Upon a cashless exercise, an Optionee gives the Company written notice of the exercise of the Option together with an order to a registered broker-dealer or equivalent third party, to sell part or all of the Optioned Stock and to deliver enough of the proceeds to the Company to pay the Option exercise price and any applicable withholding taxes. If the Optionee does not sell the Optioned Stock through a registered broker-dealer or equivalent third party, the Optionee can give the Company written notice of the exercise of the Option and the third party purchaser of the Optioned Stock shall pay the Option exercise price plus any applicable withholding taxes to the Company.

            (g) Transferability. Any Non-Incentive Stock Option granted pursuant to the Plan shall be exercised during an Optionee's lifetime only by the Optionee to whom it was granted and shall not be assignable or transferable otherwise than by will or by the laws of descent and distribution.

      10.   Effect  of  Termination  of  Employment,   Disability  or  Death  on
Incentive Stock Options.

            (a) Termination of Employment. In the event that any Optionee's employment with the Company shall terminate for any reason, other than Disability or death, all of any such Optionee's Incentive Stock Options, and all of any such Optionee's rights to purchase or receive Shares of Common Stock pursuant thereto, shall automatically terminate on (A) the earlier of (i) or
(ii): (i) the respective expiration dates of any such Incentive Stock Options, or (ii) the expiration of not more than three (3) months after the date of such termination of employment; or (B) at such later date as is determined by the Committee at the time of the grant of such Award based upon the Optionee's continuing status as a

Director or Director Emeritus of the Savings Bank or the Company, but only if, and to the extent that, the Optionee was entitled to exercise any such Incentive Stock Options at the date of such termination of employment, and further that such Award shall thereafter be deemed a Non-Incentive Stock Option. In the event that a Subsidiary ceases to be a Subsidiary of the Company, the employment of all of its employees who are not immediately thereafter employees of the Company shall be deemed to terminate upon the date such Subsidiary so ceases to be a Subsidiary of the Company.

            (b) Disability. In the event that any Optionee's employment with the Company shall terminate as the result of the Disability of such Optionee, such Optionee may exercise any Incentive Stock Options granted to the Optionee pursuant to the Plan at any time prior to the earlier of (i) the respective expiration dates of any such Incentive Stock Options or (ii) the date which is one (1) year after the date of such termination of employment, but only if, and to the extent that, the Optionee was entitled to exercise any such Incentive Stock Options at the date of such termination of employment.

            (c) Death. In the event of the death of an Optionee, any Incentive Stock Options granted to such Optionee may be exercised by the person or persons to whom the Optionee's rights under any such Incentive Stock Options pass by will or by the laws of descent and distribution (including the Optionee's estate during the period of administration) at any time prior to the earlier of (i) the respective expiration dates of any such Incentive Stock Options or (ii) the date which is two (2) years after the date of death of such Optionee but only if, and to the extent that, the Optionee was entitled to exercise any such Incentive Stock Options at the date of death. For purposes of this Section 10(c), any Incentive Stock Option held by an Optionee shall be considered exercisable at the date of his death if the only unsatisfied condition precedent to the exercisability of such Incentive Stock Option at the date of death is the passage of a specified period of time. At the discretion of the Committee, upon exercise of such Options the Optionee may receive Shares or cash or a combination thereof. If cash shall be paid in lieu of Shares, such cash shall be equal to the difference between the Fair Market Value of such Shares and the exercise price of such Options on the exercise date.

            (d) Incentive Stock Options Deemed Exercisable. For purposes of Sections 10(a), 10(b) and 10(c) above, any Incentive Stock Option held by any Optionee shall be considered exercisable at the date of termination of employment if any such Incentive Stock Option would have been exercisable at such date of termination of employment without regard to the Disability or death of the Participant.

            (e) Termination of Incentive Stock Options. Except as may be specified by the Committee at the time of grant of an Option, to the extent that any Incentive Stock Option granted under the Plan to any Optionee whose employment with the Company terminates shall not have been exercised within the applicable period set forth in this Section 10, any such Incentive Stock Option, and all rights to purchase or receive Shares of Common Stock pursuant thereto, as the case may be, shall terminate on the last day of the applicable period.

      11. Effect of Termination of Employment, Disability or Death on Non-Incentive Stock Options. The terms and conditions of Non-Incentive Stock Options relating to the effect of the termination of an Optionee's employment or service, Disability of an Optionee or his death shall be such terms and conditions as the Committee shall, in its sole discretion, determine at the time of termination of service, unless specifically provided for by the terms of the Agreement at the time of grant of the Award.

      12. Withholding Tax. The Company shall have the right to deduct from all amounts paid in cash with respect to the cashless exercise of Options any taxes required by law to be withheld with respect to such cash payments. Where a Participant or other person is entitled to receive Shares pursuant to the exercise of an Option, the Company shall have the right to require the Participant or such other person to pay the Company the amount of any taxes which the Company is required to withhold with respect to such Shares, or, in lieu thereof, to retain, or to sell without notice, a number of such Shares sufficient to cover the amount required to be withheld.

      13. Recapitalization, Merger, Consolidation, Change in Control and Other Transactions.

            (a) Adjustment. Subject to any required action by the stockholders of the Company, within the sole discretion of the Committee, the aggregate number of Shares of Common Stock for which Options may be granted hereunder, the number of Shares of Common Stock covered by each outstanding Option, and the exercise price per Share of Common Stock of each such Option, shall all be proportionately adjusted for any increase or decrease in the number of issued and outstanding Shares of Common Stock resulting from a subdivision or consolidation of Shares (whether by reason of merger, consolidation, recapitalization, reclassification, split-up, combination of shares, or otherwise) or the payment of a stock dividend (but only on the Common Stock) or any other increase or decrease in the number of such Shares of Common Stock effected without the receipt or payment of consideration by the Company (other than Shares held by dissenting stockholders).

            (b) Change in Control. All outstanding Awards shall become immediately exercisable in the event of a Change in Control of the Company, as determined by the Committee, provided that such accelerated vesting is not inconsistent with applicable regulations of the Office of Thrift Supervision at the time of such Change in Control. In the event of such a Change in Control, the Committee and the Board of Directors will take one or more of the following actions to be effective as of the date of such Change in Control:

            (i) provide that such Options shall be assumed, or equivalent options shall be substituted, ("Substitute Options") by the acquiring or succeeding corporation (or an affiliate thereof), provided that: (A) any such Substitute Options exchanged for Incentive Stock Options shall meet the requirements of Section 424(a) of the Code, and (B) the shares of stock issuable upon the exercise of such Substitute Options shall constitute securities registered in accordance with the Securities Act of 1933, as amended, ("1933 Act") or such securities shall be exempt from such registration in accordance with Sections 3(a)(2) or 3(a)(5) of the 1933 Act, (collectively, "Registered Securities"), or in the alternative, if the securities issuable upon the exercise of such Substitute Options shall not constitute Registered Securities, then the Optionee will receive upon consummation of the Change in Control transaction a cash payment for each Option surrendered equal to the difference between (1) the Fair Market Value of the consideration to be received for each share of Common Stock in the Change in Control transaction times the number of shares of Common Stock subject to such surrendered Options, and (2) the aggregate exercise price of all such surrendered Options, or

            (ii) in the event of a transaction under the terms of which the holders of the Common Stock of the Company will receive upon consummation thereof a cash payment (the "Merger Price") for each share of Common Stock exchanged in the Change in Control transaction, to make or to provide for a cash payment to the Optionees equal to the difference between (A) the Merger Price times the number of shares of Common Stock subject to such Options held by each Optionee (to the extent then exercisable at prices not in excess of the Merger Price) and (B) the aggregate exercise price of all such surrendered Options in exchange for such surrendered Options.

            (c) Extraordinary Corporate Action. Notwithstanding any provisions of the Plan to the contrary, subject to any required action by the stockholders of the Company, in the event of any Change in Control, recapitalization, merger, consolidation, exchange of Shares, spin-off, reorganization, tender offer, partial or complete liquidation or other extraordinary corporate action or event, the Committee, in its sole discretion, shall have the power, prior or subsequent to such action or event to:

                   (i) appropriately adjust the number of Shares of Common Stock subject to each Option, the Option exercise price per Share of Common Stock, and the consideration to be given or received by the Company upon the exercise of any outstanding Option;

                  (ii) cancel any or all previously granted Options, provided that appropriate consideration is paid to the Optionee in connection therewith; and/or

                   (iii) make such other adjustments in connection with the Plan as the Committee, in its sole discretion, deems necessary, desirable, appropriate or advisable; provided, however, that no action shall be taken by the Committee which would cause Incentive Stock Options granted pursuant to the Plan to fail to meet the requirements of Section 422 of the Code without the consent of the Optionee.

            (d) Acceleration. The Committee shall at all times have the power to accelerate the exercise date of Options previously granted under the Plan; provided that such action is not contrary to regulations of the OTS then in effect.

             (e) Non-recurring Dividends. Upon the payment of a special or non-recurring cash dividend that has the effect of a return of capital to the stockholders, the Option exercise price per share shall be adjusted proportionately.

      Except as expressly provided in Sections 13(a), 13(b) and 13(e) hereof, no Optionee shall have any rights by reason of the occurrence of any of the events described in this Section 13.

      14. Time of Granting Options. The date of grant of an Option under the Plan shall, for all purposes, be the date on which the Committee makes the determination of granting such Option. Notice of the grant of an Option shall be given to each individual to whom an Option is so granted within a reasonable time after the date of such grant in a form determined by the Committee.

      15. Effective Date. The Plan shall become effective upon the date of approval of the Plan by the stockholders of the Company, subject to approval or non-objection by the Office of Thrift Supervision, if applicable. The Committee may make a determination related to Awards prior to the Effective Date with such Awards to be effective upon the date of stockholder approval of the Plan.

     16. Approval by Stockholders. The Plan shall be approved by stockholders of the Company within twelve (12) months before or after the date the Plan is approved by the Board.

      17. Modification of Options. At any time and from time to time, the Board may authorize the Committee to direct the execution of an instrument providing for the modification of any outstanding Option, provided no such modification, extension or renewal shall confer on the holder of said Option any right or benefit which could not be conferred on the Optionee by the grant of a new Option at such time, or shall not materially decrease the Optionee's benefits under the Option without the consent of the holder of the Option, except as otherwise permitted under Section 18 hereof.

      18.   Amendment and Termination of the Plan.

            (a) Action by the Board. The Board may alter, suspend or discontinue the Plan, except that no action of the Board may increase (other than as provided in Section 13 hereof) the maximum number of Shares permitted to be optioned under the Plan, materially increase the benefits accruing to
Participants under the Plan or materially modify the requirements for eligibility for participation in the Plan unless such action of the Board shall be subject to approval or ratification by the stockholders of the Company.

            (b) Change in Applicable Law. Notwithstanding any other provision contained in the Plan, in the event of a change in any federal or state law, rule or regulation which would make the exercise of all or part of any previously granted Option unlawful or subject the Company to any penalty, the Committee may restrict any such exercise without the consent of the Optionee or other holder thereof in order to comply with any such law, rule or regulation or to avoid any such penalty.

      19. Conditions Upon Issuance of Shares; Limitations on Option Exercise; Cancellation of Option Rights.

      (a) Shares shall not be issued with respect to any Option granted under the Plan unless the issuance and delivery of such Shares shall comply with all relevant provisions of applicable law, including, without limitation, the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder, any applicable state securities laws and the requirements of any stock exchange upon which the Shares may then be listed.

      (b) The inability of the Company to obtain any necessary authorizations, approvals or letters of non-objection from any regulatory body or authority deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares issuable hereunder shall relieve the Company of any liability with respect to the non-issuance or sale of such Shares.

      (c) As a condition to the exercise of an Option, the Company may require the person exercising the Option to make such representations and warranties as may be necessary to assure the availability of an exemption from the registration requirements of federal or state securities law.

      (d) Notwithstanding anything herein to the contrary, upon the termination of employment or service of an Optionee by the Company or its Subsidiaries for "cause" as defined at 12 C.F.R. 563.39(b)(1) as determined by the Board of Directors, all Options held by such Participant shall cease to be exercisable as of the date of such termination of employment or service.

      (e) Upon the exercise of an Option by an Optionee (or the Optionee's personal representative), the Committee, in its sole and absolute discretion, may make a cash payment to the Optionee, in whole or in part, in lieu of the delivery of shares of Common Stock. Such cash payment to be paid in lieu of delivery of Common Stock shall be equal to the difference between the Fair Market Value of the Common Stock on the date of the Option exercise and the exercise price per share of the Option. Such cash payment shall be in exchange for the cancellation of such Option. Such cash payment shall not be made in the event that such transaction would result in liability to the Optionee or the Company under Section 16(b) of the Securities Exchange Act of 1934, as amended, and regulations promulgated thereunder.

      20. Reservation of Shares. During the term of the Plan, the Company will reserve and keep available a number of Shares sufficient to satisfy the requirements of the Plan.

      21. Unsecured Obligation. No Participant under the Plan shall have any interest in any fund or special asset of the Company by reason of the Plan or the grant of any Option under the Plan. No trust fund shall be created in connection with the Plan or any grant of any Option hereunder and there shall be no required funding of amounts which may become payable to any Participant.

      22. No Employment Rights. No Director, Employee or other person shall have a right to be selected as a Participant under the Plan. Neither the Plan nor any action taken by the Committee in administration of the Plan shall be construed as giving any person any rights of employment or retention as an Employee, Director or in any other capacity with the Company, the Savings Bank or other Subsidiaries.

      23. Governing Law. The Plan shall be governed by and construed in accordance with the laws of the State of New York, except to the extent that federal law shall be deemed to apply.

                                                                     Exhibit B



                             Amsterdam Federal Bank
                              Restricted Stock Plan
                               and Trust Agreement

                                    Article I
                                    ---------

                       ESTABLISHMENT OF THE PLAN AND TRUST

      1.01 Amsterdam Federal Bank ("Savings Bank") hereby establishes the Restricted Stock Plan (the "Plan") and Trust (the "Trust") upon the terms and conditions hereinafter stated in this Restricted Stock Plan and Trust Agreement (the "Agreement").

      1.02 The Trustee hereby accepts this Trust and agrees to hold the Trust assets existing on the date of this Agreement and all additions and accretions thereto upon the terms and conditions hereinafter stated.

                                  Article II
                                  ----------

                               PURPOSE OF THE PLAN

      2.01 The purpose of the Plan is to reward and to retain personnel of experience and ability in key positions of responsibility with the Savings Bank and its subsidiaries, by providing such personnel of the Savings Bank and its subsidiaries with an equity interest in the parent corporation of the Savings Bank, AFSALA Bancorp Inc. ("Parent"), as compensation for their prior and anticipated future professional contributions and service to the Savings Bank and its subsidiaries.

                                  Article III
                                  -----------

                                  DEFINITIONS

      The following words and phrases when used in this Plan with an initial capital letter, unless the context clearly indicates otherwise, shall have the meaning as set forth below. Wherever appropriate, the masculine pronoun shall include the feminine pronoun and the singular shall include the plural.

      3.01 "Beneficiary" means the person or persons designated by the Participant to receive any benefits payable under the Plan in the event of such Participant's death. Such person or persons shall be designated in writing on forms provided for this purpose by the Committee and may be changed from time to time by similar written notice to the Committee. In the absence of a written designation, the Beneficiary shall be the Participant's surviving spouse, if any, or if none, the Participant's estate.

      3.02 "Board" means the Board of Directors of the Savings Bank, or any successor corporation thereto.

      3.03 "Cause" means the personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profits, intentional failure to perform stated duties, willful violation of a material provision of any law, rule or regulation (other than traffic violations and similar offense), or a material violation of a final cease-and-desist order or any other action which results in a substantial financial loss to the Parent, Savings Bank or its Subsidiaries.

      3.04 "Change in Control" shall mean: (i) the sale of all, or a material portion, of the assets of the Parent or Savings Bank; (ii) the merger or recapitalization of the Parent or the Savings Bank whereby the Parent or Savings Bank is not the surviving entity; (iii) a change in control of the Parent or Savings Bank, as otherwise defined or determined by the Office of Thrift Supervision ("OTS") or regulations promulgated by it; or (iv) the acquisition, directly or indirectly, of the beneficial ownership (within the meaning of that term as it is used in Section 13(d) of the 1934 Act and the rules and regulations promulgated thereunder) of twenty-five percent (25%) or more of the outstanding voting securities of the Parent or Savings Bank by any person, trust, entity or group. This limitation shall not apply to the purchase of shares of up to 25% of any class of securities of the Parent or Savings Bank by a tax-qualified employee stock benefit plan which is exempt from the approval requirements, set forth under 12 C.F.R. Section 574.3(c)(1)(vi) as now in effect or as may hereafter be amended. The term "person" refers to an individual or a corporation, partnership, trust, association, joint venture, pool, syndicate, sole proprietorship, unincorporated organization or any other form of entity not specifically listed herein. The decision of the Committee as to whether a Change in Control has occurred shall be conclusive and binding.

      3.05 "Committee" means the Board of Directors of the Parent or the Restricted Stock Plan Committee appointed by the Board of Directors of the Parent pursuant to Article IV hereof.

      3.06 "Common Stock" means shares of the common stock, $.10 par value per share, of the Savings Bank or any successor corporation or Parent thereto.

      3.07 "Conversion" means the effective date of the stock charter of the Savings Bank and simultaneous acquisition of all of the outstanding stock of the Savings Bank by the Parent.

      3.08  "Director" means a member of the Board of the Savings Bank.

      3.09 "Director Emeritus" means a person serving as a director emeritus, advisory director, consulting director, or other similar position as may be appointed by the Board of Directors of the Savings Bank or the Parent from time to time.

      3.10 "Disability" means any physical or mental impairment which renders the Participant incapable of continuing in the employment or service of the Savings Bank or the Parent in his current capacity as determined by the Committee.

      3.11 "Employee" means any person who is employed by the Savings Bank or a Subsidiary.

      3.12 "Effective Date" shall mean the date of stockholder approval of the Plan by the Parent's stockholders.

      3.13 "Parent" shall mean AFSALA Bancorp Inc., the parent corporation of the Savings Bank.

      3.14 "Participant" means an Employee, Director or Director Emeritus who receives a Plan Share Award under the Plan.

      3.15 "Plan Shares" means shares of Common Stock held in the Trust which are awarded or issuable to a Participant pursuant to the Plan.

      3.16 "Plan Share Award" or "Award" means a right granted to a Participant under this Plan to earn or to receive Plan Shares.

      3.17 "Plan Share Reserve" means the shares of Common Stock held by the Trust pursuant to Sections 5.03 and 5.04.

      3.18 "Savings Bank" means Amsterdam Federal Bank, and any successor corporation thereto.

      3.19 "Subsidiary" means those subsidiaries of the Savings Bank which, with the consent of the Board, agree to participate in this Plan.

      3.20 "Trustee" or "Trustee Committee" means that person(s) or entity nominated by the Committee and approved by the Board pursuant to Sections 4.01 and 4.02 to hold legal title to the Plan assets for the purposes set forth herein.

                                  Article IV
                                  -----------

                           ADMINISTRATION OF THE PLAN

      4.01 Role of the Committee. The Plan shall be administered and interpreted by the Board of Directors of the Parent or a Committee appointed by said Board, which shall consist of not less than two non-employee members of the Board, which shall have all of the powers allocated to it in this and other sections of the Plan. All persons designated as members of the Committee shall be "Non-Employee Directors" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended ("1934 Act"). The interpretation and construction by the Committee of any provisions of the Plan or of any Plan Share Award granted hereunder shall be final and binding. The Committee shall act by vote or written consent of a majority of its members. Subject to the express provisions and limitations of the Plan, the Committee may adopt such rules, regulations and procedures as it deems appropriate for the conduct of its affairs. The Committee shall report its actions and decisions with respect to the Plan to the Board at appropriate times, but in no event less than one time per calendar year. The Committee shall recommend to the Board one or more persons or entity to act as Trustee in accordance with the provision of this Plan and Trust and the terms of Article VIII hereof.

      4.02 Role of the Board. The members of the Committee and the Trustee shall be appointed or approved by, and will serve at the pleasure of the Board. The Board may in its discretion from time to time remove members from, or add members to, the Committee, and may remove, replace or add Trustees. The Board shall have all of the powers allocated to it in this and other sections of the Plan, may take any action under or with respect to the Plan which the Committee is authorized to take, and may reverse or override any action taken or decision made by the Committee under or with respect to the Plan, provided, however, that the Board may not revoke any Plan Share Award already made except as provided in
Section 7.01(b) herein.

      4.03 Limitation on Liability. No member of the Board, the Committee or the Trustee shall be liable for any determination made in good faith with respect to the Plan or any Plan Share Awards granted. If a member of the Board, Committee or any Trustee is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by any reason of anything done or not done by him in such capacity under or with respect to the Plan, the Parent and the Savings Bank shall indemnify such member against expenses (including attorney's fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her in connection with such action, suit or proceeding if he or she acted in good faith and in a manner he or she reasonably believed to be in the best interests of the Parent, the Savings Bank and its Subsidiaries and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.

                                   Article V
                                   ---------

                        CONTRIBUTIONS; PLAN SHARE RESERVE

      5.01 Amount and Timing of Contributions. The Board of Directors of the Savings Bank shall determine the amounts (or the method of computing the amounts) to be contributed by the Savings Bank to the Trust established under this Plan. Such amounts shall be paid to the Trustee at the time of contribution. No contributions to the Trust by Participants shall be permitted except with respect to amounts necessary to meet tax withholding obligations.

      5.02 Initial Investment. Any funds held by the Trust prior to investment in the Common Stock shall be invested by the Trustee in such interest-bearing account or accounts at the Savings Bank as the Trustee shall determine to be appropriate.

      5.03 Investment of Trust Assets. Following approval of the Plan by stockholders of the Parent and receipt of any other necessary regulatory approvals, the Trust shall purchase Common Stock of the Parent in an amount equal to up to 100% of the Trust's assets, after providing for any required withholding as needed for tax purposes, provided, however, that the Trust shall not purchase more than 58,190 shares of Common Stock, representing 4% of the aggregate shares of Common Stock issued by the Parent in the Conversion. The Trustee may purchase shares of Common Stock in the open market or, in the alternative, may purchase authorized but unissued shares of the Common Stock or treasury shares from the Parent sufficient to fund the Plan Share Reserve.

      5.04 Effect of Allocations, Returns and Forfeitures Upon Plan Share Reserves. Upon the allocation of Plan Share Awards under Sections 6.02 and 6.05, or the decision of the Committee to return Plan Shares to the Parent, the Plan Share Reserve shall be reduced by the number of Shares subject to the Awards so allocated or returned. Any Shares subject to an Award which are not earned because of forfeiture by the Participant pursuant to Section 7.01 shall be added to the Plan Share Reserve.

                                  Article VI
                                  ----------

                            ELIGIBILITY; ALLOCATIONS

      6.01 Eligibility. Employees and Directors Emeritus are eligible to receive Plan Share Awards within the sole discretion of the Committee. Directors who are not otherwise Employees shall receive Plan Share Awards pursuant to Section 6.05.

      6.02 Allocations. The Committee will determine which of the Employees will be granted Plan Share Awards and the number of Shares covered by each Award, provided, however, that in no event shall any Awards be made which will violate the Charter or Bylaws of the Savings Bank or its Parent or Subsidiaries or any applicable federal or state law or regulation. In the event Shares are forfeited for any reason or additional Shares are purchased by the Trustee, the Committee may, from time to time, determine which of the Employees will be granted Plan Share Awards to be awarded from forfeited Shares. In selecting those Employees and Directors Emeritus to whom Plan Share Awards will be granted and the number of shares covered by such Awards, the Committee shall consider the prior and anticipated future position, duties and responsibilities of the Employees, the value of their prior and anticipated future services to the Savings Bank and its Subsidiaries, and any other factors the Committee may deem relevant. All actions by the Committee shall be deemed final, except to the extent that such actions are revoked by the Board. Notwithstanding anything herein to the contrary, in no event shall any Participant receive Plan Share Awards in excess of 25% of the aggregate Plan Shares authorized under the Plan.

      6.03 Form of Allocation. As promptly as practicable after a determination is made pursuant to Section 6.02 or Section 6.05 that a Plan Share Award is to be made, the Committee shall notify the Participant in writing of the grant of the Award, the number of Plan Shares covered by the Award, and the terms upon which the Plan Shares subject to the award may be earned. The date on which the Committee makes its award determination or the date the Committee so notifies the Participant shall be considered the date of grant of the Plan Share Awards as determined by the Committee. The Committee shall maintain records as to all grants of Plan Share Awards under the Plan.

      6.04 Allocations Not Required. Notwithstanding anything to the contrary at Sections 6.01, 6.02 or 6.05, no Employee shall have any right or entitlement to receive a Plan Share Award hereunder, such Awards being at the sole discretion of the Committee and the Board, nor shall the Employees as a group have such a right. The Committee may, with the approval of the Board (or, if so directed by the Board) return all Common Stock in the Plan Share Reserve to the Savings Bank at any time, and cease issuing Plan Share Awards.

      6.05 Awards to Directors. Notwithstanding anything herein to the contrary, upon the Effective Date, a Plan Share Award consisting of 2,909 Plan Shares shall be awarded to each Director of the Savings Bank that is not otherwise an Employee. Such Plan Share Award shall be earned and non- forfeitable at the rate of one-fifth as of the one-year anniversary of the Effective Date and an additional one-fifth following each of the next four successive years during such periods of service as a Director or Director Emeritus. Further, such Plan Share Award shall be immediately 100% earned and non- forfeitable in the event of the death or Disability of such Director or Director Emeritus, or upon a Change in Control of the Savings Bank or Parent; provided that such accelerated vesting is not inconsistent with applicable regulations of the Office of Thrift Supervision ("OTS") at the time of such Change in Control. Subsequent to the Effective Date, Plan Share Awards may be awarded to newly elected or appointed Directors of the Savings Bank by the Committee, provided that total Plan Share Awards granted to non-employee Directors of the Savings Bank shall not exceed 30% of the total Plan Share Reserve in the aggregate under the Plan or 5% of the total Plan Share Reserve to any individual non-employee Director.

                                   Article VII
                                   -----------

             EARNINGS AND DISTRIBUTION OF PLAN SHARES; VOTING RIGHTS

      7.01  Earnings Plan Shares; Forfeitures.

      (a) General Rules. Unless the Committee shall specifically state to the contrary at the time a Plan Share Award is granted, Plan Shares subject to an Award shall be earned and non-forfeitable by a Participant at the rate of one-fifth of such Award following one year after the granting of such Award, and an additional one-fifth following each of the next four successive years; provided that such Participant remains an Employee, Director, or Director Emeritus during such period. Notwithstanding anything herein to the contrary, in no event shall a Plan Share Award granted hereunder be earned and non-forfeitable by a Participant more rapidly than at the rate of one-fifth of such Award as of the one year anniversary of the date of grant and an additional one-fifth following each of the next four successive years.

      (b) Revocation for Misconduct. Notwithstanding anything herein to the contrary, the Board may, by resolution, immediately revoke, rescind and terminate any Plan Share Award, or portion thereof, previously awarded under this Plan, to the extent Plan Shares have not been delivered thereunder to the Participant, whether or not yet earned, in the case of a Participant who is discharged from the employ or service of the Parent, Savings Bank or a Subsidiary for Cause, or who is discovered after termination of employment or service to have engaged in conduct that would have justified termination for Cause. A determination of Cause shall be made by the Board within its sole discretion.

      (c) Exception for Terminations Due to Death or Disability. Notwithstanding the general rule contained in Section 7.01(a) above, all Plan Shares subject to a Plan Share Award held by a Participant whose employment or service with the Parent, Savings Bank or a Subsidiary terminates due to death or Disability, shall be deemed earned and nonforfeitable as of the Participant's last date of employment or service with the Parent, Savings Bank or Subsidiary and shall be distributed as soon as practicable thereafter.

      (d) Exception for Termination after a Change in Control. Notwithstanding the general rule contained in Section 7.01 above, all Plan Shares subject to a Plan Share Award held by a Participant shall be deemed to be immediately 100% earned and non-forfeitable in the event of a Change in Control of the Parent or Savings Bank and shall be distributed as soon as practicable thereafter; provided that such accelerated vesting is not inconsistent with applicable regulations of the OTS at the time of such Change in Control.

      7.02 Accrual and Payment of Dividends. A holder of a Plan Share Award, whether or not earned, shall also be entitled to receive an amount equal to any cash dividends declared and paid with respect to shares of Common Stock represented by such Plan Share Award between the date the relevant Plan Share Award was granted to such Participant and the date the Plan Shares are distributed. Such cash dividend amounts shall be held in arrears under the Trust and distributed upon the earning of the applicable Plan Share Award. Such payment shall also include an appropriate amount of earnings, if any, of the Trust assets with respect to any cash dividends so distributed.

      7.03  Distribution of Plan Shares.

      (a) Timing of Distributions: General Rule. Except as provided in Subsections (d) and (e) below, Plan Shares shall be distributed to the Participant or his Beneficiary, as the case may be, as soon as practicable after they have been earned. No fractional shares shall be distributed. Notwithstanding anything herein to the contrary, at the discretion of the Committee, Plan Shares may be distributed prior to such Shares being 100% earned, provided that such Plan Shares shall contain a restrictive legend detailing the applicable limitations of such shares with respect to transfer and forfeiture.

      (b) Form of Distribution. All Plan Shares, together with any shares representing stock dividends, shall be distributed in the form of Common Stock. One share of Common Stock shall be given for each Plan Share earned. Payments representing cash dividends (and earnings thereon) shall be made in cash. Notwithstanding anything within the Plan to the contrary, upon a Change in Control whereby substantially all of the Common Stock of the Company shall be acquired for cash, all Plan Shares associated with Plan Share Awards, together with any shares representing stock dividends associated with Plan Share Awards, shall be, at the sole discretion of the Committee, distributed as of the effective date of such Change in Control, or as soon as administratively feasible thereafter, in the form of cash equal to the consideration received in exchange for such Common Stock represented by such Plan Shares.

      (c) Withholding. The Trustee may withhold from any payment or distribution made under this Plan sufficient amounts of cash or shares of Common Stock necessary to cover any applicable withholding and employment taxes, and if the amount of such payment or distribution is not sufficient, the Trustee may require the Participant or Beneficiary to pay to the Trustee the amount required to be withheld in taxes as a condition of delivering the Plan Shares. The Trustee shall pay over to the Parent, Savings Bank or Subsidiary which employs or employed such Participant any such amount withheld from or paid by the Participant or Beneficiary.

      (d) Timing: Exception for 10% Shareholders. Notwithstanding Subsection (a) above, no Plan Shares may be distributed prior to the date which is five years from the effective date of the Conversion to the extent the Participant or Beneficiary, as the case may be, would after receipt of such Shares own in excess of ten percent (10%) of the issued and outstanding shares of Common Stock held by parties other than Parent, unless such action is approved in advance by a majority vote of disinterested directors of the Board of the Parent. Any Plan Shares remaining undistributed solely by reason of the operation of this Subsection (d) shall be distributed to the Participant or his Beneficiary on the date which is five years from the effective date of the Conversion.

      (e) Regulatory Exceptions. No Plan Shares shall be distributed, however, unless and until all of the requirements of all applicable law and regulation shall have been fully complied with, including the receipt of approval of the Plan by the stockholders of the Parent by such vote, if any, as may be required by applicable law and regulations as determined by the Board.

      7.04 Voting of Plan Shares. After a Plan Share Award has become earned and non- forfeitable, the Participant shall be entitled to direct the Trustee as to the voting of the Plan Shares which are associated with the Plan Share Award and which have not yet been distributed pursuant to Section 7.03, subject to rules and procedures adopted by the Committee for this purpose. All shares of Common Stock held by the Trust as to which Participants are not entitled to direct, or have not directed, the voting of such Shares, shall be voted by the Trustee as directed by the Committee.

                                  Article VIII
                                  ------------

                                      TRUST

      8.01 Trust. The Trustee shall receive, hold, administer, invest and make distributions and disbursements from the Trust in accordance with the provisions of the Plan and Trust and the applicable directions, rules, regulations, procedures and policies established by the Committee pursuant to the Plan.

      8.02 Management of Trust. It is the intention of this Plan and Trust that the Trustee shall have complete authority and discretion with respect to the management, control and investment of the Trust, and that the Trustee shall invest all assets of the Trust, except those attributable to cash dividends paid with respect to Plan Shares not held in the Plan Share Reserve, in Common Stock to the fullest extent practicable, except to the extent that the Trustee determines that the holding of monies in cash or cash equivalents is necessary to meet the obligations of the Trust. In performing their duties, the Trustees shall have the power to do all things and execute such instruments as may be deemed necessary or proper, including the following powers:

      (a) To invest up to one hundred percent (100%) of all Trust assets in the Common Stock without regard to any law now or hereafter in force limiting investments for Trustees or other fiduciaries. The investment authorized herein may constitute the only investment of the Trust, and in making such investment, the Trustee is authorized to purchase Common Stock from the Parent or from any other source, and such Common Stock so purchased may be outstanding, newly issued, or treasury shares.

      (b) To invest any Trust assets not otherwise  invested in accordance  with
      (a) above in such deposit accounts, and certificates of deposit (including those issued by the Savings Bank), obligations of the United States government or its agencies or such other investments as shall be considered the equivalent of cash.

      (c) To sell, exchange or otherwise dispose of any property at any time held or acquired by the Trust.

      (d) To cause stocks, bonds or other securities to be registered in the name of a nominee, without the addition of words indicating that such security is an asset of the Trust (but accurate records shall be maintained showing that such security is an asset of the Trust).

      (e) To hold cash without interest in such amounts as may be in the opinion of the Trustee reasonable for the proper operation of the Plan and Trust.

      (f)   To employ brokers, agents, custodians, consultants and accountants.

      (g) To hire counsel to render advice with respect to their rights, duties and obligations hereunder, and such other legal services or representation as they may deem desirable.

      (h) To hold funds and securities representing the amounts to be distributed to a Participant or his Beneficiary as a consequence of a dispute as to the disposition thereof, whether in a segregated account or held in common with other assets.

      Notwithstanding anything herein contained to the contrary, the Trustee shall not be required to make any inventory, appraisal or settlement or report to any court, or to secure any order of a court for the exercise of any power herein contained, or to maintain bond.

      8.03 Records and Accounts. The Trustee shall maintain accurate and detailed records and accounts of all transactions of the Trust, which shall be available at all reasonable times for inspection by any legally entitled person or entity to the extent required by applicable law, or any other person determined by the Committee.

      8.04 Earnings. All earnings, gains and losses with respect to Trust assets shall be allocated in accordance with a reasonable procedure adopted by the Committee, to bookkeeping accounts for Participants or to the general account of the Trust, depending on the nature and allocation of the assets generating such earnings, gains and losses. In particular, any earnings on cash dividends received with respect to shares of Common Stock shall be allocated to accounts for Participants, except to the extent that such cash dividends are distributed to Participants, if such shares are the subject of outstanding Plan Share Awards, or, otherwise to the Plan Share Reserve.

      8.05 Expenses. All costs and expenses incurred in the operation and administration of this Plan, including those incurred by the Trustee, shall be paid by the Savings Bank.

      8.06 Indemnification. Subject to the requirements and limitations of applicable laws and regulations, the Parent and the Savings Bank shall indemnify, defend and hold the Trustee harmless against all claims, expenses and liabilities arising out of or related to the exercise of the Trustee's powers and the discharge of their duties hereunder, unless the same shall be due to their gross negligence or willful misconduct.

                                  Article IX
                                  -----------

                                 MISCELLANEOUS

      9.01 Adjustments for Capital Changes. The aggregate number of Plan Shares available for issuance pursuant to the Plan Share Awards and the number of Shares to which any Plan Share Award relates shall be proportionately adjusted for any increase or decrease in the total number of outstanding shares of Common Stock issued subsequent to the effective date of the Plan resulting from any split, subdivision or consolidation of the Common Stock or other capital adjustment, change or exchange of the Common Stock, or other increase or decrease in the number or kind of shares effected without receipt or payment of consideration by the Parent.

      9.02 Amendment and Termination of the Plan. The Board may, by resolution, at any time, amend or terminate the Plan. The power to amend or terminate the Plan shall include the power to direct the Trustee to return to the Parent all or any part of the assets of the Trust, including shares of Common Stock held in the Plan Share Reserve, as well as shares of Common Stock and other assets subject to Plan Share Awards which have not yet been earned by the Participants to whom they have been awarded. However, the termination of the Trust shall not affect a Participant's right to earn Plan Share Awards and to the distribution of Common Stock relating thereto, including earnings thereon, in accordance with the terms of this Plan and the grant by the Committee or the Board. Notwithstanding the foregoing, no action of the Board may increase (other than as provided in Section 9.01 hereof) the maximum number of Plan Shares permitted to be awarded under the Plan as specified at Section 5.03, materially increase the benefits accruing to Participants under the Plan or materially modify the requirements for eligibility for participation in the Plan unless such action of the Board shall be subject to ratification by the stockholders of the Parent.

      9.03 Nontransferable. Plan Share Awards and rights to Plan Shares shall not be transferable by a Participant, and during the lifetime of the Participant, Plan Shares may only be earned by and paid to the Participant who was notified in writing of the Award by the Committee pursuant to Section 6.03. No Participant or Beneficiary shall have any right in or claim to any assets of the Plan or Trust, nor shall the Parent, Savings Bank, or any Subsidiary be subject to any claim for benefits hereunder.

      9.04 No Employment Rights. Neither the Plan nor any grant of a Plan Share Award or Plan Shares hereunder nor any action taken by the Trustee, the Committee or the Board in connection with the Plan shall create any right, either express or implied, on the part of any Participant to continue in the employ or service of the Parent, Savings Bank, or a Subsidiary thereof.

      9.05 Voting and Dividend Rights. No Participant shall have any voting or dividend rights of a stockholder with respect to any Plan Shares covered by a Plan Share Award, except as expressly provided in Sections 7.02 and 7.04 above, prior to the time said Plan Shares are actually distributed to such Participant.

      9.06 Governing Law. The Plan and Trust shall be governed by and construed under the laws of the State of New York, except to the extent that Federal Law shall be deemed applicable.

      9.07 Effective Date. The Plan shall be effective as of the date of approval of the Plan by stockholders of the Parent, subject to the receipt of approval or non-objection by the OTS or other applicable banking regulator, if applicable.

      9.08 Term of Plan.  This Plan shall  remain in effect until the earlier of
(i) termination by the Board, (ii) the distribution of all assets of the Trust, or (iii) 21 years from the Effective Date. Termination of the Plan shall not effect any Plan Share Awards previously granted, and such Plan Share Awards shall remain valid and in effect until they have been earned and paid, or by their terms expire or are forfeited.

      9.09 Tax Status of Trust. It is intended that the Trust established hereby shall be treated as a grantor trust of the Savings Bank under the provisions of
Section 671 et seq. of the Internal Revenue Code of 1986, as amended, as the same may be amended from time to time.

--------------------------------------------------------------------------------
                             AFSALA BANCORP, INC.
--------------------------------------------------------------------------------
                        ANNUAL MEETING OF STOCKHOLDERS
                                May 30, 1997
--------------------------------------------------------------------------------

     The undersigned hereby appoints the Board of Directors of AFSALA Bancorp, Inc. (the "Company"), or its designee, with full powers of substitution, to act as attorneys and proxies for the undersigned, to vote all shares of Common Stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders (the "Meeting"), to be held at the Amsterdam Hotel (formerly the Holiday Inn), located at 10 Market Street, Amsterdam, New York on May 30, 1997, at 2:00 p.m. and at any and all adjournments thereof, in the following manner:

                                               FOR       WITHHELD
                                               ---       --------
1.     The election as directors
       of the nominees listed below            |_|          |_|
       (except as marked to the
       contrary below):

       Mr. John M. Lisicki
       Dr. Daniel J. Greco

       (Instruction: To withhold authority to vote for any nominee, write that nominee's name on the space provided below)

       -------------------------------------------------------------------------

                                                   FOR        AGAINST    ABSTAIN
                                                   ---        -------    -------
2.     The approval of the AFSALA Bancorp, Inc.
       1997 Stock Option Plan.                     |_|          |_|        |_|

3.     The approval of the Amsterdam Federal Bank
       Restricted Stock Plan.                      |_|          |_|        |_|

In their discretion, such attorneys and proxies are authorized to vote upon such other business as may properly come before the Meeting or any adjournments thereof. If necessary, the Meeting will be adjourned to solicit additional proxies with respect to approval of proposals 2 and 3.

      The Board of Directors recommends a vote "FOR" all of the above listed propositions.

--------------------------------------------------------------------------------
THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS SIGNED PROXY WILL BE VOTED FOR EACH OF THE PROPOSITIONS STATED. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.
--------------------------------------------------------------------------------

               THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

      Should the undersigned be present and elect to vote at the Meeting, or at any adjournments thereof, and after notification to the Secretary of the Company at the Meeting of the stockholder's decision to terminate this proxy, the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. The undersigned may also revoke this proxy by filing a subsequently dated proxy or by written notification to the Secretary of the Company of his or her decision to terminate this proxy.

      The undersigned acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Annual Meeting of Stockholders, a Proxy Statement dated April 22, 1997 and a 1996 annual report to stockholders.


                                                     Please check here if you
Dated:                              , 1997      |_|  plan to attend the Meeting.
       -----------------------------






------------------------------      -----------------------------
PRINT NAME OF STOCKHOLDER           PRINT NAME OF STOCKHOLDER


------------------------------      -----------------------------
SIGNATURE OF STOCKHOLDER            SIGNATURE OF STOCKHOLDER


Please sign exactly as your name appears on this proxy. When signing as attorney, executor, administrator, trustee, or guardian, please give your full title. If shares are held jointly, each holder should sign.


--------------------------------------------------------------------------------
PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE.
--------------------------------------------------------------------------------

                                 SCHEDULE 14A
                                (Rule 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14A INFORMATION
          Proxy Statement Pursuant to Section 14(a) of the Securities
                Exchange Act of 1934 (Amendment No.          )


Filed by the registrant [X]
Filed by a party other than the registrant [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement     [ ] Confidential, for use of the Commission
                                        Only (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material pursuant to Section 240.14a-11(c) or ss. 240.14a-12

                             AFSALA BANCORP, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):
  [X]       No fee required
  [ ]       Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
            0-11.

      (1) Title of each class of securities to which transaction applies:
--------------------------------------------------------------------------------

      (2) Aggregate number of securities to which transaction applies:
--------------------------------------------------------------------------------

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (set forth the amount on which the filing fee is calculated and state how it was determined):
--------------------------------------------------------------------------------

      (4) Proposed maximum aggregate value of transaction:
--------------------------------------------------------------------------------

      (5)  Total fee paid:
--------------------------------------------------------------------------------

  [ ]   Fee paid previously with preliminary materials.

  [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1) Amount previously paid:
--------------------------------------------------------------------------------

      (2) Form, Schedule or Registration Statement No.:
--------------------------------------------------------------------------------

      (3) Filing Party:
--------------------------------------------------------------------------------

      (4) Date Filed:
--------------------------------------------------------------------------------